EXHIBIT "C"



                             A.A.P.L. FORM 610-1982
                                     REVISED
                         MODEL FORM OPERATING AGREEMENT

                                   (MODIFIED)




                                 by and between
                                Cedar Ridge LLC,
                                    Operator
                                       and
                Skyline Resources, Inc., and Slaterdome Gas, Inc.
                                  Non-Operators






                               OPERATING AGREEMENT


                                      DATED

                               February 28, 2003,
                               ------------------


OPERATOR          CEDAR RIDGE LLC
                  --------------------------------------------------------------

CONTRACT AREA     FLY CREEK PROSPECT
                  --------------------------------------------------------------

                         Carbon County, State of Wyoming

                        Township 13 North, Range 88 West
                        --------------------------------
                      Sections 1 - 36 (The entire township)

                        Township 13 North, Range 89 West
                        --------------------------------
                      Sections 1 - 36 (The entire township)

                        Township 13 North, Range 90 West
                        --------------------------------
              Sections 1-3, 10-15, 22-27, and 34-36 (The E/2 of the
                                    township)

                        Township 12 North, Range 88 West
                        --------------------------------
                       Sections 1-24 (The entire township)

                        Township 12 North, Range 89 West
                        --------------------------------
                       Sections 1-20 (The entire township)

                        Township 12 North, Range 90 West
                        --------------------------------
            Sections 1-3, 10-15, and 22-24 (The E/2 of the township)


                        Moffat County, State of Colorado

                        Township 12 North, Range 89 West
                        --------------------------------
                       Sections 7-36 (The entire township)




                      COPYRIGHT 1982 - ALL RIGHTS RESERVED
                        AMERICAN ASSOCIATION OF PETROLEUM
                       LANDMEN, 4100 FOSSILE CREEK BLVD.,
                        FORT WORTH,TEXAS 76137, APPROVED
                       FORM A.A.P.L. NO. 610-1982 REVISED

                                TABLE OF CONTENTS

Article   Title                                                             Page
-------  ------                                                             ----
I.DEFINITIONS................................................................1
  -----------

  II.    EXHIBITS ...........................................................1
         --------

 III.    INTERESTS OF PARTIES ...............................................2
         --------------------
         A.   OIL AND GAS INTEREST'S ........................................2
         B.   INTERESTS OF PARTIES IN COSTS AND PRODUCTION ..................2
         C.   EXCESS ROYALTIES, OVERRIDING ROYALTIES AND OTHER PAYMENTS .....2
         D.   SUBSEQUENTLY CREATED INTERESTS ................................2

  IV. TITLES 2
         A.   TITLE EXAMINATION..............................................2
         B.   LOSSES ........................................................3
              1.  Losses.....................................................3

   V. OPERATOR 3
         A.   DESIGNATION AND RESPONSIBILITIES OF OPERATOR...................3
         B.   RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR..3
              1.  Resignation or Removal of Operator.........................3
              2.  Selection of Successor Operator............................3
         C.   EMPLOYEES......................................................3
         D.   DRILLING CONTRACT..............................................3

  VI. DRILLING AND DEVELOPMENT

         A.   INITIAL WELL...................................................4
         B.   SUBSEQUENT OPERATIONS..........................................5
              1.  Proposed Operations........................................5
              2.  Operations by Less than All Parties......................5-6-7
              3.  Stand - By Time............................................6
              4.  Sidetracking...............................................6
         C.   TAKING PRODUCTION IN KIND......................................6
         D.   ACCESS TO CONTRACT AREA AND INFORMATION........................7
         E.   ABANDONMENT OF WELLS...........................................7
              1.  Abandonment of Dry Holes...................................7
              2.  Abandonment of Wells that have Produced....................7
              3.  Abandonment of Non-Consent Operations......................7

 VII.    EXPENDITURES AND LIABILITY OF PARTIES...............................7
         -------------------------------------
         A.   LIABILITY OF PARTIES...........................................7
         B.   LIENS AND PAYMENT DEFAULTS.....................................8
         C.   PAYMENTS AND ACCOUNTING........................................8
         D.   LIMITATION OF EXPENDITURES.....................................8
              1.  Drill or Deepen............................................8
              2.  Rework or Plug Back........................................8
              3.  Other Operations...........................................8
         E.   RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES...........9
         F.   TAXES..........................................................9
         G.   INSURANCE......................................................9

VIII.    ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST....................9
         ------------------------------------------------
         A.   SURRENDER OF LEASES............................................9
         B.   RENEWAL OR EXTENSION OF LEASES.................................10
         C.   ACREAGE OR CASH CONTRIBUTIONS..................................10
         D.   MAINTENANCE OF UNIFORM INTEREST................................10
         E.   WAIVER OF RIGHTS TO PARTITION..................................11
         F.   PREFERENTIAL RIGHT TO PURCHASE.................................11

  IX.    INTERNAL REVENUE CODE ELECTION......................................11
         ------------------------------

   X.    CLAIMS AND LAWSUITS.................................................11
         -------------------

  XI.    FORCE MAJEURE.......................................................11
         -------------

 XII.    NOTICES 12

XIII.    TERM OF AGREEMENT...................................................12
         -----------------

 XIV.    COMPLIANCE WITH LAWS AND REGULATIONS................................12
         ------------------------------------
         A.   LAWS, REGULATIONS AND ORDERS...................................12
         B.   GOVERNING LAW..................................................12
         C.   REGULATORY AGENCIES............................................12

  XV.    OTHER PROVISIONS..................................................13-19
         ----------------

 XVI.    MISCELLANEOUS.......................................................19

                               OPERATING AGREEMENT

     THIS AGREEMENT, entered into by and between Cedar Ridge LLC , hereinafter designated and referred to as "Operator", and the signatory party or parties other than Operator, sometimes hereinafter referred to individually herein as "Non-Operator", and collectively as "Non-Operators".

                                   WITNESSETH:

     WHEREAS, the parties to this agreement are owners of oil and gas leases and/or oil and gas interests in the land identified in Exhibit "A", and the parties hereto have reached an agreement to explore and develop these leases and/or oil and gas interests for the production of oil and gas to the extent and as hereinafter provided,

     NOW, THEREFORE, it is agreed as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

     As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

     A. The term "oil and gas" shall mean oil, gas, including coal bed gases, casinghead gas, gas condensate, and all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

     B. The terms "oil and gas lease", "lease" and "leasehold" shall mean the oil and gas leases and options to lease covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

     C. The term "oil and gas interests" shall mean unleased fee and mineral interests in tracts of land lying within the Contract Area which are owned by parties to this agreement.

     D. The term "Contract Area" shall mean all of the lands, oil and gas leasehold interests and oil and gas interests intended to be developed and operated for oil and gas purposes under this agreement. Such lands, oil and gas leasehold interests and oil and gas interests are described in Exhibit "A".

     E. The term "drilling unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a drilling unit is not fixed by any such rule or order, a drilling unit shall be the drilling unit as establish ed by the pattern of drilling in the Contract Area or as fixed by express agreement of the Drilling Parties.

     F. The term "drillsite" shall mean the oil and gas lease or interest on which a proposed well is to be located.

     G. The terms "Drilling Party" and "Consenting Party" shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

     H. The terms "Non-Drilling Party" and "Non -Consenting Party" shall mean a party who elects not to participate in a proposed operation.

     Unless the context otherwise clearly indicates, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.




                                   ARTICLE II.
                                    EXHIBITS



     The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof

A.   Exhibit "A", shall include the following information:

     (1)  Identification of lands subject to this agreement,

     (2)  Restrictions, if any, as to depths, formations, or substances,

     (3)  Percentages or fractional interests of parties to this agreement,

     (4) Oil and gas leases and/or oil and gas interests subject to this agreement,

     (5)  Addresses of parties for notice purposes.


B.   Exhibit "B", plat of AMI

C.   Exhibit "C", Accounting Procedure.

D.   Exhibit "D", Insurance.

E.   Exhibit "E", Gas Balancing Agreement.


F.   Exhibit "F", Non-Discrimination and Certification of Non-Segregated
     Facilities.

G.   Exhibit "G", Form of Lease.

H.   Exhibit "H", Memorandum of Operating and Financing Statement

     If any provision of any exhibit, except Exhibits "E" and "G", is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

                                  ARTICLE III.
                              INTERESTS OF PARTIES


A.   Oil and Gas Interests:

     If any party owns an oil and gas interest in the Contract Area, that interest shall be treated for all purposes of this agreement and during the term hereof as if it were covered by the form of oil and gas lease attached hereto as Exhibit " H", and the owner thereof shall be deemed to own both the royalty interest reserved in such lease and the interest of the lessee thereunder.

 B. Interests of Parties in Costs and Production:

     Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit "A". In the same manner, the parties shall also own all production of oil and gas from the Contract Area subject to the payment of royalties, overriding royalties and other payments which shall be born by the parties to the extent set forth and provided in the attached Exhibit "A".

     Regardless of which party has contributed the lease(s) and/or oil and gas interest(s) hereto on which royalty is due and payable, each party entitled to receive a share of production of oil and gas from the Contract Area shall bear and shall pay or deliver, or cause to be paid or delivered, to the extent of its interest in such production, the royalty, overriding royalty and other payments stipulated in Exhibit "A" and shall hold the other parties free from any liability therefor. No party shall ever be responsible, however, on a price basis higher than the price received by such party, to any other party's lessor or royalty owner, and if any such other party's lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected lease shall bear the additional royalty burden attributable to such higher price.

     Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby.

C.   Excess Royalties, Overriding Royalties and Other Payments:

     Unless changed by other provisions, if the interest of any party in any lease covered hereby is subject to any royalty, overriding royalty, production payment or other burden on production in excess of the amount stipulated in Exhibit "A", such party so burdened shall assume and alone bear all such excess obligations and shall indemnify and hold the other parties hereto harmless from any and all claims and demands for payment asserted by owners of such excess burden.

D.   Subsequently Created Interests:

     If any party should hereafter create an overriding royalty, production payment or other burden payable out of production attributable to its working interest hereunder, or if such a burden existed prior to this agreement and is not set forth in Exhibit "A", or was not disclosed in writing to all other parties prior to the execution of this agreement by all parties, or is not a jointly acknowledged and accepted obligation of all parties (any such interest being hereinafter referred to as "subsequently created - interest" irrespective of the timing of its creation and the party out of whose working interest the subsequently created interest is derived being hereinafter referred to as "burdened party"), and:

     1. If the burdened party is required under this agreement to assign or relinquish to any other party, or parties, an or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said subsequently created interest and the burdened party shall indemnify and save said other party, or parties, harmless from any and all claims and demands for payment asserted by owners of the subsequently created interest and,

     2. If the burdened party fails to pay, when due, its share of expenses chargeable hereunder. all provisions of Article VII.B. shall be enforceable against the subsequently created interest in the same manner as they are enforceable against the working interest of the burdened party.



                                   ARTICLE IV.
                                     TITLES


 A.  Title Examination:

     Title examination shall be made on the drillsite of any proposed well prior to commencement of drilling operations or, if the Drilling Parties so request, title examination shall be made on the leases and/or oil and gas interests included, or planned to be included, in the drilling unit around such well. The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable leases. At the time a well is proposed, each party contributing leases and/or oil and gas interests to the drillsite, or to be included in such drilling unit, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each party hereto. The cost incurred by Operator in this title program shall be borne as follows:


  [] Option No. 1:
     -------------
     Costs incurred by Operator in procuring abstracts and title examination (including preliminary, supplemental, shut-in gas royalty opinions and division order title opinions) shall be a part of the administrative overhead as provided in Exhibit "C" and shall not be a direct charge, whether performed by Operator's staff attorneys or by outside attorneys.

                                   ARTICLE IV
                                    continued


     [X] Option No. 2:
     -----------------
     Costs incurred by Operator in procuring abstracts and all curative material and fees paid outside attorneys, brokers, filing fees, etc. for title examination (including preliminary, supplemental, shut-in gas royalty opinions and division order title opinions) shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit "A". Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.


     Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with leases or oil and gas interests contributed by such party. Operator shall be responsible for the preparation and recording of pooling designations or declarations as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders. This shall not prevent any party from appearing on its own behalf at any such hearing.

     No well shall be drilled on the Contract Area until after (1) the title to the drillsite or drilling unit has been examined as above provided, and (2) the title has been approved by the Operator or title has been accepted by all of the parties who are to participate in the drilling of the well, which acceptance shall be made within seven (7) days of receipt of the title opinion. Failure to respond within said seven (7) days shall be deemed to be acceptance.

B.   Losses:

     1. Losses: All losses incurred shall be joint losses and shall be borne by all parties in proportion to their interests. There shall be no readjustment of interests in the remaining portion of the Contract Area.


                                   ARTICLE V.
                                    OPERATOR


A.   Designation and Responsibilities of Operator:


     Cedar Ridge LLC shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. It shall conduct all such operations in a good and workmanlike manner, but it shall have no liability as Operator to the other parties for losses sustained or liabilities incurred, except such as may result from gross negligence or willful misconduct.


B.   Resignation or Removal of Operator and Selection of Successor:

     1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed if it fails or refuses to carry out its duties hereunder, or becomes insolvent, bankrupt or is placed in receivership, by the affirmative vote of two (2) or more Non-Operators owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator. Such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator's interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

     2. Selection of Successor Operator Upon the resignation or removal of Operator, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A"; provided, however, if an Operator which has been removed fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of two
(2) or more parties owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was removed.


C.   Employees:

     The number of employees used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees shall be the employees of Operator.


D.   Drilling Contracts:

     All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor, shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of in dependent contractors who are doing work of a similar nature.

                                   ARTICLE VI.
                            DRILLING AND DEVELOPMENT



A.  Initial Wells:

     On or before the _________ day of _________________________ 20_____,
Operator shall commence the drilling of the Wells ("Initial Test Wells") for oil and gas at the following location:


   THERE SHALL NOT BE AN INITIAL TEST WELL BECAUSE OF THE EXISTING WELLS THAT
       WILL BE SUBJECT TO THIS OPERATING AGREEMENT AS OF THE TIME OF CLOSING THE ACQUISITION BY SKYLINE RESOURCES, INC., AND CEDAR RIDGE, LLC.


and shall thereafter continue the drilling of the well with due diligence to unless granite or other practically impenetrable substance or condition in the hole, which renders further drilling impractical, is en-countered at a lesser depth, or unless all parties agree to complete or abandon the well at a lesser depth.

     Operator shall make reasonable tests of all formations encountered during drilling which give indication of containing oil and gas in quantities sufficient to test, unless this agreement shall be limited in its application to a specific formation or formations, in which event Operator shall be required to test only the formation or formations to which this agreement may apply.


     If, in Operator's judgment, the well will not produce oil or gas in paying quantities, and it wishes to plug and abandon the well as a dry hole, the provisions of Article VI.E.1. shall thereafter apply.



B.   Subsequent Operations:

     1. Proposed Operations: Should any party hereto desire to drill any well to be proposed at any one time on the Contract Area other than the well provided or in Article VI.A., or to rework, deepen or plug back a dry hole drilled at the joint expense of all parties or a well(s) jointly owned by all the parties and not then producing in paying quantities, the party desiring to drill, rework, deepen or plug back such a well(s) shall give the other parties written notice of the proposed operation, specifying the work to be performed, the location, proposed depth, objective formation and the estimated cost of the operation. The parties receiving such a notice shall have thirty (30) days after receipt of the notice within which to notify the party wishing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to rework, plug back or drill deeper may be given by telephone or facsimile and the response period shall be limited to forty-eight (48) hours (inclusive of Saturdays, Sundays, and holidays). Failure of a party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any notice or response given by telephone shall be promptly confirmed in writing.

     If all parties elect to participate in such a proposed operation, Operator shall, within ninety (90) days after expiration of the notice period of thirty
(30) days (or as promptly as possible after the expiration of the forty-eight
(48) hour period when a drilling rigs on location, as the case may be), actually commence the proposed operation and complete it with due diligence at the risk and expense of all parties hereto; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. Notwithstanding the force majeure provisions of
Article XI, if the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance with the provisions hereof as if no prior proposal had been made. Notwithstanding anything to the contrary, should Operator fail to commence operations within the allotted time, and there are no justifiable reasons for delay as outlined in this Paragraph, any party may give notice of their intent to initiate the operation, and within fifteen (15) days each party shall confirm their election prior to the initiating party commencing the operations. The initiating party shall have thirty (30) days from the end of the fifteen (15) day period to drill the well on behalf of the Consenting Parties and the initiating party is afforded the benefit of Article VI.B.


     2. Operations by Less than All Parties: If any party receiving such notice as provided in Article VI.B.l. or VII.D.1. (Option No. 2) elects not to participate in the proposed operation, then in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, within ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as possible after the expiration of the forty-eight (48) hour period (inclusive of Saturdays, Sundays, and holidays) when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (a) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (b) designate one (1) of the Consenting Parties as Operator to perform such work. Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

     Nothwithstanding anything herein to the contrary, should any party hereto propose to drill any subsequent well(s) in any regulatory quarter section, the terms and conditions of the above paragraphs shall govern regarding it's proposal. However if any party elects not to participate in the first well in a quarter section, then in lieu of the rights afforded under Article VI.B.2, the Non-Consenting parties shall be subject to the provisions of Article XV.

     If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period shall advise the Consenting Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within forty-eight (48) hours after receipt of such notice, shall advise the proposing party of its desire to (a) limit participation to such party's interest as shown on Exhibit "A" or (b) carry its proportionate part of Non-Consenting Parties' interest, and failure to advise the proposing party shall be deemed an election under (a). In the event a drilling rig is on location, the time permitted for such a response shall not exceed a total of forty-eight (48) hours (inclusive of Saturday, Sunday and legal holidays). The proposing party at its election, may withdraw such proposal if there is insufficient participation and shall promptly notify all parties of such decision.


     The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense. If any well drilled, reworked, deepened or plugged back under the provisions of this Article results in a producer of oil and/or gas in paying quantities, the Consenting Parties shall complete and equip the well to produce at their sole cost and risk and the well shall then be turned over to Operator and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, reworking, deepening or plugging back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-Consenting Party's interest in the well and share of production therefrom until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold. (after deducting production taxes, excise taxes, royalty, overriding royalty and other interests not excepted by Article III.D. payable out of or measured by the production from such well accruing with respect to such interest until it reverts) shall equal the total of the following:

     (a) 100% of each such Non-Consenting Party's share of the cost of any newly acquired surface equipment beyond the wellhead connections (including, but not limited to, stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party's share of the cost of operation of the well commencing with first production and continuing until each such Non Consenting Party's relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non- Consenting Party's share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

     (b) 450 % of that portion of the costs and expenses of drilling, reworking, deepening, plugging back, testing and completing, after deducting any cash contributions received under Article VIII.C., and 450% of that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

     An election not to participate in the drilling or the deepening of a well shall be deemed an election not to participate in any reworking or plugging back operation proposed in such a well, or portion thereof, to which the initial Non-Consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment account. Any such reworking or plugging back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties four hundred fifty percent (450%) of that portion of the costs of the reworking or plugging back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a reworking or plugging back operation is proposed during such recoupment period, the provisions of this
Article VI.B. shall be applicable as between said Consenting Parties in said well. See Article XV. for additional provisions regarding non-consent operations.


     During the period of time Consenting Parties are entitled to receive Non-Consenting Party's share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party's share of production not excepted by Article III.D.

     In the case of any reworking, plugging back or deeper drilling operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such reworking, plugging back or deeper drilling, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

     Within sixty (60) days after the completion of any operation under this
Article in which there are Non-Consenting Parties, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, deepening, plugging back, testing, completing, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation. may submit a detailed statement of monthly billings. Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of oil and gas produced from it and the amount of proceeds realized from the sale of the well's working interest production during the preceding month. In determining the quantity of oil and gas produced during any month. Consenting Parties shall use industry accepted methods such as, but not limited to, metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operations which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-Consenting Party.

     If and when the Consenting Parties recover from a Non-Consenting Party's relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, reworking, deepening or plugging back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and the Accounting Procedure attached hereto.

     Notwithstanding the provisions of this Article VI.B.2., it is agreed that without the mutual consent of all parties, no wells shall be completed in or produced from a source of supply from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such source of supply.

     The provisions of this Article shall have no application whatsoever to the drilling of the initial well described in Article VI.A. except (a) as to Article VII.D.l. (Option No. 2), if selected, or (b) as to the reworking, deepening and plugging back of such initial well after it has been drilled to the depth specified in Article VI.A. if it shall thereafter prove to be a dry hole or, if initially completed for production, ceases to produce in paying quantities.

     3. Stand-By Time: When a well which has been drilled or deepened has reached its authorized depth and all tests have been completed, and the results thereof furnished to the parties, stand-by costs incurred pending response to a party's notice proposing a reworking, deepening, plugging back or completing operation in such a well shall be charged and borne as part of the drilling or deepening operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of
Article VI.B.2, shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all Consenting Parties.

     4. Sidetracking: Except as hereinafter provided, those provisions of this agreement applicable to a "deepening" operation shall also be applicable to any proposal to directionally control and intentionally deviate a well from vertical so as to change the bottom hole location (herein called "sidetracking"), unless done to straighten the hole or to drill around junk in the hole or because of other mechanical difficulties. Any party having the right to participate in a proposed sidetracking operation that does not own an interest in the affected well bore at the time of the notice shall, upon electing to participate, tender to the well bore owners its proportionate share (equal to its interest in the sidetracking operation) of the value of that portion of the existing well bore to be utilized as follows:

     (a) If the proposal is for sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the sidetracking operation is initiated.

     (b) If the proposal is for sidetracking a well which has previously produced, reimbursement shall be on the basis of the well's salvable materials and equipment down to the depth at which the sidetracking operation is initiated, determined in accordance with the provisions of Exhibit "C", less the estimated cost of salvaging and the estimated cost of plugging and abandoning.

     In the event that notice for a sidetracking operation is given while the drilling rig to be utilized is on location, the response period shall be limited to forty-eight (48) hours provided; however, any party may request and receive up to eight (8) additional days after expiration of the forty-eight (48) hours within which to respond by paying for all stand-by time incurred during such extended response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all the electing parties. In all other instances the response period to a proposal for sidetracking shall be limited to thirty (30) days.

C.   Taking Production In Kind:

     Each party shall have the right to take in kind or separately dispose of its proportionate share of all oil and gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating oil and gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator's surface facilities that it uses.

     Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

     In the event any party shall fail to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the oil and/or gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such oil and/or gas or sell it to others at any time and from time to time, for the account of the non-taking party at the same price obtained by Operator for such production. Any such purchase or sale by Operator shall be subject always to the right of the owner of the production to exercise at any time its right to take in kind, or separately dispose of, its share of all oil and/or gas not previously delivered to a purchaser. Any purchase or sale by Operator of any other party's share of oil and/or gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

     In the event one or more parties' separate disposition of its share of the gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportionate share of total gas sales to be allocated to it, the balancing or accounting between the respective accounts of the parties shall be in accordance with any gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit "E", or is a separate agreement.


D.   Access to Contract Area and Information:

     Each party shall have access to the Contract Area at all reasonable times, at its sole cost and risk to inspect or observe operations, and shall have access at reasonable times to information pertaining to the development or operation thereof, including Operator's books and records relating thereto. Operator shall furnish each of the other parties with copies of all forms or reports filed with governmental agencies, daily drilling reports, well logs, tank tables, daily gauge and run tickets and reports of stock on hand at the first of each month, and shall make available samples of any cores or cuttings taken from any well drilled on the Contract Area. The cost of gathering and furnishing information to Non-Operator. other than that specified above, shall be charged to the Non-Operator that re quests the information.

E.   Abandonment of Wells:

     1. Abandonment of Dry Holes: Except for any well drilled or deepened pursuant to Article VI.B.2., any well which has been drilled or deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all Consenting Parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (inclusive of Saturdays, Sundays, and holidays) after receipt of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or deepening such well. Any party who objects to plugging and abandoning such well shall have the right to take over the well and conduct further operations in search of oil and/or gas subject to the provisions of Article VI.B.

     2. Abandonment of Wells that have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties. If the well has been drilled or reworked pursuant to
Article VI.B.2. and the Consenting Parties therein have not been fully reimbursed as therein provided, only the approval of such Consenting Parties shall be required. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. If, within thirty (30) days after receipt of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the interval(s) of the formation(s) then open to production shall tender to each of the other parties its proportionate share of the value of the well's salvable material and equipment, determined in accordance with the provisions of Exhibit "C", less the estimated cost of salvaging and the estimated cost of plugging and abandoning. Provided, however, any party who receives notice of a proposal to plug and abandon a well shall have the right within forty-eight (48) hours after receipt of the notice to take over the well for additional testing by any method at such party's sole cost and expense. Any party electing to take a well over for additional testing subsequent to receipt of a notice to plug and abandon such well shall be required to commence such additional testing within thirty (30) days after their election to conduct the same. After such testing, if the party elects to plug and abandon the well, the well shall be returned to the Operator, but the testing party shall be responsible for any excess costs of plugging and abandoning caused by such testing operations. Each abandoning party shall assign the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the well and related equipment, together with its interest in the leasehold estate as to, but only as to, the interval or intervals of the formation or formations then open to production. If the interest of the abandoning party is or includes an oil and gas interest, such party shall execute and deliver to the non-abandoning party or parties an oil and gas lease, limited to the interval or intervals of the formation or formations then open to production, for a term of one (1) year and so long thereafter as oil and/or gas is produced from the interval or intervals of the formation or formations covered thereby, such lease to be on the form attached as Exhibit "G".

     The assignments or leases so limited shall encompass the "wellbore" only of the well being abandoned. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall be no readjustment of interests in the remaining portion of the Contract Area.

     Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the interval or intervals then open. Upon request, and at the Operator's election, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing interval(s) assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

     3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.l. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.


                                  ARTICLE VII.
                      EXPENDITURES AND LIABILITY OF PARTIES

A.   Liability of Parties:

     The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership or association, or to render the parties liable as partners.

                                   ARTICLE VII
                                    continued


B.   Liens and Payment Defaults:

     Each Non-Operator grants to Operator a lien upon its oil and gas rights in the Contract Area, and a security interest in its share of oil and/or gas when extracted, the proceeds from the sale of said oil and/or gas, and its interest in all equipment, to secure payment of its share of expense, together with interest thereon at the rate provided in Exhibit "C". To the extent that Operator has a security interest under the Uniform Commercial Code of the state, Operator shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by Operator for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any Non-Operator in the payment of its share of expense. Operator shall have the right, without prejudice to other rights or remedies, to collect from the purchaser for the proceeds from the sale purchaser the proceeds from the sale of such Non-Operator's share of oil and/or gas until the amount owed by such Non-Operator, plus interest, has been paid. Each purchaser shall be entitled to rely upon Operator's written statement concerning the amount of any default. Operator grants a like lien and security interest to the Non-Operators to secure payment of Operator's proportionate share of expense.

     If any party fails or is unable to pay its share of expense within sixty
(60) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. Each party so paying its share of the unpaid amount shall, to obtain reimbursement thereof, be subrogated to the security rights described in the foregoing paragraph.

C.   Payments and Accounting:

     Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit "C". Operator shall keep an accurate record of the joint account hereunder showing expenses incurred and charges and credits made and received.

     Operator, at its election, shall have the right from time to time to demand and receive from the other parties payment in advance of their respective shares of the estimated amount of expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit "C" until paid. Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.   Limitation of Expenditures:

     1. Drill or Deepen: Without the consent of all parties, no well shall be drilled or deepened, except any well drilled or deepened pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling or deepening shall include:

[]   Option No. 1:
------------------
     All necessary expenditures for the drilling or deepening, testing, completing and equipping of the well, including necessary tankage and/or surface facilities.

[X] Option No. 2:
-----------------
     All necessary expenditures for the drilling or deepening and testing of the well. When such well has reached its authorized depth, and all tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators who have the right to participate in the completion costs. The parties receiving such notice shall have forty-eight (48) hours (inclusive of Saturday, Sunday and legal holidays) in which to elect to participate in the setting of casing and the completion attempt. Such election, when made, shall include consent to all necessary expenditures for the completing and equipping of such well, including necessary tankage and/or surface facilities. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the completion attempt. If one or more, but less than all of the parties, elect to set pipe and to attempt a completion, the provisions of Article VI.B.2. hereof (the phrase "reworking, deepening or plugging back" as contained in Article VI.B.2. shall be deemed to include "completing") shall apply to the operations thereafter conducted by less than all parties.

     2. Rework or Plug Back: Without the consent of all parties, no well shall be reworked or plugged back except a well reworked or plugged back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the reworking or plugging back of a wed shall include all necessary expenditures in conducting such operations and completing and equipping of said well, including necessary tankage and/or surface facilities.

     3. Other Operations: Without the consent of all parties, Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of TWENTY THOUSAND Dollars (S 20,000.00 ) except in connection with a well, the drilling, reworking, deepening, completing, recompleting, or plugging back of which has been previously authorized by or pursuant to this agreement; provided, however. that in case of explosion. fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. If Operator prepares an authority for expenditure (AFE) for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of TWENTY THOUSAND Dollars ($ 20,000.00 ) but less than the amount first set forth above in this paragraph.

                                   ARTICLE VII
                                    continued


E.   Rentals, Shut-in Well Payments and Minimum Royalties:

     Rentals, shut-in well payments and minimum royalties which may be required under the terms of' any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

     Operator shall notify Non-Operator of the anticipated completion of a shut-in gas well, or the shutting in or return to production of a producing gas well, at least five (5) days (excluding Saturday, Sunday and legal holidays), or at the earliest opportunity permitted by circumstances, prior to taking such action, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operator, the loss of any lease contributed hereto by Non-Operator for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F.   Taxes:

     Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish 'Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on leases and oil and gas interests contributed by such Non- Operator. If the assessed valuation of any leasehold estate is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such leasehold estate, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party's working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit "C".

     If Operator considers any tax assessment, improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protest assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit "C".

     Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party's share of oil and/or gas produced under the terms of this agreement.

G.    Insurance:

     At all times while operations are conducted hereunder, Operator shall comply with the workmen's compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self -insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit "C". Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit - D " attached to and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workmen's compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

     In the event automobile public liability insurance is specified in said Exhibit "D", or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive equipment.


                                  ARTICLE VIII.
                ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.    Surrender of Leases:

     The leases covered by this agreement, insofar as they embrace acreage in the Contract Area. shall not be surrendered in whole or in part unless all parties consent thereto.

     However, should any party desire to surrender its interest in any lease or in any portion thereof, and the other parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the assigning party is or includes an oil and gas interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such oil and gas interest for a term of one (1) year and so long thereafter as oil and/or gas is produced from the land covered thereby. Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter's interest in any wells and equipment attributable to the assigned or leased acreage. The value of all material shall be determined in accordance with the provisions of Exhibit "C",

                                  ARTICLE VIII
                                    Continued


less the estimated cost of salvaging and the estimated cost of plugging and abandoning. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties.

     Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering party's interest as it was immediately before the assignment. lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement.

B.   Renewal or Extension of Leases:

     If any party secures a renewal of any oil and gas lease subject to this agreement, all other parties shall be notified promptly, and shall have the right for a period of fifteen (15) days following receipt of such notice in which to elect to participate in the ownership of the renewal lease, insofar as such lease affects lands within the Contract Area. by paying to the party who acquired it their several proper proportionate shares of the acquisition cost allocated to that part of such lease within the Contract Area, which shall be in proportion to the interests held at that time by the parties in the Contract Area.

     If some, but less than all, of the parties elect to participate in the purchase of a renewal lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal lease. Any renewal lease in which less than all parties elect to participate shall not be subject to this agreement.

     Each party who participates in the purchase of a renewal lease shall be given an assignment of its proportionate interest therein by the acquiring party.

     The provisions of this Article shall apply to renewal leases whether they are for the entire interest covered by the expiring lease or cover only a portion of its area or an interest therein. Any renewal lease taken before the expiration of its predecessor lease, or taken or contracted for within six (6) months after the expiration of the existing lease shall be subject to this provision; but any lease taken or contracted for more than six (6) months after the expiation of an existing lease shall not be deemed a renewal lease and shall not be subject to the provisions of this agreement.

     The provision in this Article shall also be applicable to extensions and top lease(s) of oil and gas leases.

C.    Acreage or Cash Contributions:

     While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to which the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of a well drilled inside the Contract Area.

     If any party contracts for any consideration relating to disposition of such party's share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.    Maintenance of Uniform Interest:

     For the purpose of maintaining uniformity of ownership in the oil and gas leasehold interests covered by this agreement, no party shall sell, encumber, transfer or make other disposition of its interest in the leases embraced within the Contract Area and in wells, equipment and production unless such disposition covers either:

     1. the entire interest of the party in all leases and equipment and production; or

     2. an equal undivided interest in all leases and equipment and production in the Contract Area.

     Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties. No sale or assignment of interest by any party will relieve or release such party of its obligations hereunder, and such party shall be and remain liable for all obligations incurred by it until all monies due and accounts payable attributable to its interest and accruing out of the development and operation of the lease(s) subject hereto during the period of its ownership of an interest herein, shall have been paid in full by the party assigning its interest and the Operator has been furnished with a certified copy of a recorded instrument evidencing the sale or assignment.

     If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party's interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the oil and gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

                                  ARTICLE VIII
                                    Continued


E.   Waiver of Rights to Partition:

     If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

F.   Preferential Right to Purchase:

         Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract Area. it shall promptly give written notice to the other parties, with full information concerning its proposed sale, which shall include the name and address of the prospective purchaser (who must be ready, willing and able to purchase), the purchase price, and all other terms of the offer. The other parties shall then have an optional prior right, for a period of ten (10) days after receipt of the notice, to purchase on the same terms and conditions the interest which the other party proposes to sell; and, if this optional Fight is exercised, the purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing parties. However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage its interests, or to dispose of its interests by merger, reorganization, consolidation, or sale of all or substantially all of its assets to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which any one party owns a majority of the stock.


                                   ARTICLE IX.
                         INTERNAL REVENUE CODE ELECTION

     This agreement is not intended to create, and shall not be construed to create, a relationship of partnership or an association for profit between or among the parties hereto. Notwithstanding any provision herein that the rights and liabilities hereunder are several and not joint or collective, or that this agreement and operations hereunder shall not constitute a partnership, if, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, each party hereby affected elects to be excluded from the application of all of the provisions of Subchapter - K ", Chapter 1, Subtitle " A ", of the Internal Revenue Code of 1954, as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Federal Regulations 1.761. Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K", Chapter 1. Subtitle "A", of the Internal Revenue Code of 1954, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.


                                   ARTICLE X.
                               CLAIMS AND LAWSUITS

     Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed TWENTY-FIVE THOUSAND Dollars($ 25,000.00 ) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling, settling, or otherwise discharging such claim or suit shall be at the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.


                                   ARTICLE XI.
                                  FORCE MAJEURE

     If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to make money payments, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable.

     The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts. or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

     The term "force majeure", as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, Blockade, public riot, lightning, fire, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

                                  ARTICLE XII.
                                     NOTICES

     All notices authorized or required between the parties and required by any of the provisions of this agreement, unless otherwise specifically provided, shall be given in writing by mail or telegram, postage or charges prepaid, or by telex or telecopier and addressed to the parties to whom the notice is given at the addresses listed on Exhibit "A". The originating notice given under any provision hereof shall be deemed given only when received by the party to whom such notice is directed, and the time for such party to give any notice in response thereto shall run from the date the originating notice is received. The second or any responsive notice shall be deemed given when deposited in the mail or with the telegraph company, with postage or charges prepaid. or sent by telex or telecopier. Each party shall have the right to change its address at any time, and from time to time, by giving written notice hereof to all other parties.


                                  ARTICLE XIII.
                                TERM OF AGREEMENT

     This agreement shall remain in full force and effect as to the oil and gas leases and/or oil and gas interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any lease or oil and gas interest contributed by any other party beyond the term of this agreement.

     [X] Option No. 1:
     -----------------
     So long as any of the oil and gas leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

     [] Option No. 2:
     ----------------
     In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this agreement, results in production of oil and/or gas in paying quantities, this agreement shall continue in force so long as any such well or wells produce, or are capable of production, and for an additional period of ______________ days from cessation of all production; provided, however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, reworking, deepening, plugging back, testing or attempting to complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well drilled hereunder, results in a dry hole, and no other well is producing, or capable of producing oil and/or gas from the Contract Area, this agreement shall terminate unless drilling, deepening, plugging back or reworking operations are commenced within _______________ days from the date of abandonment of said well.

     It is agreed, however, that the termination of this agreement shall not relieve any party hereto from any liability which has accrued or attached prior to the date of such termination.



                                  ARTICLE XIV.
                      COMPLIANCE WITH LAWS AND REGULATIONS


A.   Laws, Regulations and Orders:

     This agreement shall be subject to the conservation laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, or finances, rules, regulations, and orders.

B.   Governing Law:

     This agreement and all matters pertaining hereto, including, but not limited to, matters of performance. non -performance, breach, remedies, procedures, rights, duties and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located.

C.   Regulatory Agencies:

     Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offset ting or adjacent to the Contract Area.

     With respect to operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation or application of rules, rulings, regulations or orders of the Department of Energy or predecessor or successor agencies to the extent such interpretation or application was made in good faith. Each Non-Operator further agrees to reimburse Operator for any amounts applicable to such Non-Operator's share of production that Operator may be required to refund. rebate or pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

     Non-Operators authorize Operator to prepare and submit such documents as may be required to be submitted to the purchaser of any crude oil sold hereunder or to any other person or entity pursuant to the requirements of the "Crude Oil Windfall Profit Tax Act of 1980", as same may be amended from time to time ("Act"), and any valid regulations or rules which may be issued by the Treasury Department from time to time pursuant to said Act. Each party hereto agrees to furnish any and all certifications or other information which is required to be furnished by said Act in a timely manner and in sufficient detail to permit compliance with said Act.

                                   ARTICLE XV.
                                OTHER PROVISIONS


The following terms, conditions and provisions are hereby added to this Operating Agreement. In the event that some or all of the following terms and conditions are in conflict with or create an ambiguity with the other terms and conditions of this Operating Agreement, then the following terms and conditions shall prevail and control. In the event that the terms and conditions of this Operating Agreement are in conflict with or create an ambiguity with the terms and conditions of that certain Participation Agreement dated February 28, 2003 between Cedar Ridge LLC ("CRLLC") and Skyline Resources, Inc., et al (the "Participation Agreement") to which this Operating Agreement is attached, then the terms and conditions of the Participation Agreement shall prevail and control. The titles and headings used in this Article XV. are for the convenience only, and they shall be disregarded for purposes of construing the meaning of the provisions of this Article.

1. STATUS OF OPERATOR: Non-Operators agree and understand that Operator is not selling or leasing any goods or services under the provisions of this Operating Agreement as contemplated by any deceptive trade practices acts of the States of Colorado or Wyoming and any provisions to the contrary herein notwithstanding, it is intended that the activities of Operator are considered as an accommodation to Non-Operator for which Operator is to be reimbursed on the basis and at the rates set forth herein.

2. CONTROLLING OPERATING AGREEMENT: In the event any party hereto is a party to any other Joint Operating Agreement which covers any lands and/or depths that are covered by this Operating Agreement, it is agreed that as between the parties hereto that this Operating Agreement shall supersede, control and prevail over any prior Operating Agreement in so far as to the lands and depths constituting part of the Contract Area of this Operating Agreement.

3. VALIDITY OF OPERATING AGREEMENT: Failure of any party to execute this Operating Agreement shall not render it ineffective as to any party hereto which does execute same. If counterparts of this Operating Agreement are executed, the signatures and acknowledgments of the parties, as affixed hereto, may be combined by Operator in, and treated and given effect for all purposes as, affixed thereto, may be ratified by separate instrument referring hereto, each of which shall have the effect of the original Operating Agreement and of adopting by reference all of the provisions herein contained.

4. OPERATORSHIP: CRLLC is hereby granted the right to contract with third parties for all or any part of the services to be rendered by Operator under the terms of this Agreement. The contract for such services shall be subject to the terms of this Agreement, terminable at the will of Operator upon thirty (30) days or less notice, and shall not require the payment by Non-Operators of a sum in excess of the amount that would be payable to Operator under the terms of this Agreement for the services contemplated. Non-Operators agree that the liens granted to the Operator in this Operating Agreement shall inure to the benefit of the third party contracted with by Operator under this paragraph. If it has not already done so, prior to permitting any well, the actual Operator shall qualify with the States of Colorado or Wyoming as an operator, where the well is located.

5. WHICH PARTIES HAVE CONSENT: Whenever the consent of all parties is required under the provisions of this Operating Agreement, it means the consent of all parties having a cost interest in the well involved at the time such consent is required or all parties who are participating in an operation which requires consent.

     A. All "consents" communicated by a non-operating Drilling Party and/or Consenting Party are only deemed complete by the payment of legal tender, within ten (10) days of the communication of such consent, to the Operator of the full amount that the notice giving rise to such consent states such Drilling Party or Consenting Party is to pay, such amount being otherwise identified within the estimated cost or statement submitted by Operator by AFE or otherwise together with Operator's notice leading to the election to participate or not participate in the proposed operation; i.e., a party may not communicate to Operator its agreement to participate ("Consent") without tendering as provided herein its share of the estimated costs, as enumerated by Operator, for the activity for which such Consent is directed. The failure by a party to pay its share of such costs as provided herein, in legal tender, shall put such party in non-consent status and the same applicable non-consent provisions of the Operating Agreement shall apply, including without limitation to Article XV.17. Notwithstanding any other provisions of this Article XV.5. to the contrary, however, if a party ever communicates its consent to Operator, but fails to include the required payment, that party shall not be deemed to have withheld consent and shall not be subjected to the provisions of this operating agreement concerning non-consents unless (a) Operator makes written demand for the payment via certified mail and (b) the Non-Operator fails to make the payment within five
          (5) days thereafter.

     B. The provisions of this Article XV.5.A. not withstanding, if at any time the commencement of a proposed operation for which a consenting party has tendered its payment, is delayed by a time period of more than 60 days, a consenting party may request that Operator return any portion of the prepayment amount not then expended. Any funds returned in this manner may be recalled by Operator with 48 hour notice to any such consenting party. Failure to return the funds to the Operator will constitute a non-consent of the proposed operation despite the earlier proper tender of funds as provided in Article XV.5.A.

6. DEFINITIONS OF VARIOUS SUBSEQUENT OPERATIONS: "Reworked" or "reworking", as used in this Operating Agreement, shall include perforating, cleaning out, acidizing, fracturing, testing, completing (in the same horizon or in a deeper or shallower horizon), plugging back or any other operation for the purpose of maintaining, restoring or increasing production which does not involve the drilling of an additional hole.

7. EXHIBIT "C" INTERPRETATION: The provisions of Exhibit "C" attached hereto shall be interpreted as recommended by the Council of Petroleum Accountants Societies of North America, Accounting Procedure for Joint Operations, 1985, but giving effect to special changes and provisions noted in the provision of Exhibit "C", if any.

8.   PRIORITY OF OPERATIONS

     1. If at any time there is more than one operation proposed in connection with any well subject to this Operating Agreement, then unless all participating parties agree on the sequence of such operations, such proposals shall be considered and disposed of in the following order of priority:

          (a) Proposals to do additional testing, coring or logging; (b) Proposals to attempt to a completion in the objective zone; (c) Proposals to rework; (d) Proposals to plug back and attempt completions in shallower zones in ascending order; (e) Proposals to deepen the well, in descending order; (f ) Proposals to sidetrack the well; (g) Proposals to plug and abandon the well.

9. FURTHER OPERATIONS: Notwithstanding anything elsewhere in this Operating Agreement to the contrary, if a proposal to conduct further open-hole logging, coring, and/or testing is the first operation which will be conducted, in accordance with the foregoing provisions of this Article, then a Non-Consenting Party to such logging, coring, or testing shall not have any rights to the data obtained by such operations and no Consenting

     Party shall provide such data to a Non-Consenting Party or any other third party not having an interest in the well without unanimous consent of the other Consenting Parties. No other Non-Consent Penalties shall be incurred as a result of an election not to participate in the proposed operation. Such further open-hole logging, coring, and/or testing shall be conducted at the sole cost and risk of the Consenting Parties to such operation. After such additional logging, coring, and/or testing has been completed, the Consenting Parties to such operation shall return the well in a stable condition for additional operations or plugging and abandoning to the parties who participated in the drilling of the well prior to such additional open-hole logging, coring, and/or testing.

10. AREA OF MUTUAL INTEREST: It is agreed that the lands outlined on Exhibit "B" to the Participation Agreement above shall constitute an Area of Mutual Interest, hereinafter sometimes referred to as "AMI" between the parties hereto, which shall remain in force and effect for the life of this Operating Agreement; provided however, that: if any wells are drilled and completed under this Operating Agreement as producing wells within the AMI within two (2) years from the date hereof and this Operating Agreement remains in effect at the end of such two (2) year period, the AMI as herein established shall at the end of said two (2) year period and be reduced in size to include only lands covered by then unexpired leases jointly owned by all parties hereto and/or lands situated within the outer surface boundaries of the unit established (pursuant to rules and regulations of the regulatory body having jurisdiction in the area or pursuant to the leases included in such unit) around each such well that is producing at the end of such two (2) year period. As to lands referred to in the immediately preceding sentence for which this AMI continues in force, this AMI shall thereafter continue in force for a period ending six (6) months after the termination of the last such expiring leasehold interest. Each party hereto stipulates that it shall not be a party to any other area of mutual interest which is in conflict with the one established hereunder. It is understood and agreed that should a pre-existing AMI exist that predates in time the execution of this AMI that the parties hereto will act in good faith to resolve any conflicts, if necessary between the pre-existing AMI and this AMI. The provisions of this Article shall not be applicable when any party hereto acquires all or a part of the interest of another party hereto, or when additional leases covering lands within the Contract Area are acquired pursuant to Article VIII.B. hereof.

          In the event any of the parties hereto, hereinafter sometimes referred to as the "Acquiring Party", hereafter acquires, either directly or indirectly, a leasehold interest, mineral interest or other interest in the production of oil, gas or other minerals with regard to lands within the AMI, including lessor's royalty, (except such interest as may be acquired pursuant to Article VIII.B. hereof), said acquiring party shall give written notice of the acquisition to the other parties hereto within thirty
     (30) days after the acquisition of said interests. Said notice shall include copies of all instruments of conveyance, paid drafts or checks, itemized invoices of the actual costs incurred, and other available data concerning said acquisition and including burdens and obligations relating to such acquisition. Each of the other non-acquiring parties shall have the option to participate in said acquisition and to bear its share of all acquisition costs, burdens, obligations, conditions, covenants, requirements and terms relating to such acquisition, to the extent of its interest as set forth in Exhibit "A" attached hereto. Said option may only be exercised within thirty (30) days after the actual receipt of the written notice of acquisition, or within forty-eight (48) hours following receipt of said notice, exclusive of Saturday, Sunday and legal holidays, in the event a rig is on location within the AMI and the written notice so specifies, whichever is applicable. In the event a party elects to exercise its option to participate in said acquisition, said party shall give written notice thereof to the Acquiring Party within the period of time specified hereinabove. Each party exercising its option to participate in said acquisition shall bear and assume its proportionate share of all acquisition costs, burdens, obligations, conditions, covenants, requirements and terms relating to such acquisition, to the extent of its interest as set forth in Exhibit "A" attached hereto. To the extent a lease covers acreage inside and outside the AMI, the portion situated outside the AMI shall be offered to the parties and this Operating Agreement shall be amended to include the acreage outside the AMI. The failure of any non-acquiring party to give written notice of its election to participate within one of the periods of time specified herein, whichever is applicable, shall be deemed to be an election not to participate in said acquisition. In the event fewer than all parties hereto elect to participate in any acquisition, each participating party's proportionate share of the acquisition shall be based on the ratio in which the interest of said participating party as set forth on Exhibit "A", relates to the interest of all parties participating in said acquisition. However, in such event, any party whose share of such acquisition is increased shall have the option to not participate in such acquisition or to participate for less than the full amount of its increased interest, and the remaining interest shall then be offered proportionately to the other participating parties. All acquisition costs, burdens, obligations, conditions, covenants, requirements and terms shall be assumed and borne by the acquiring parties in accordance with said ratio. Any acquisition in which fewer than all parties elect to participate shall not be subject to this Agreement; however, the participating parties shall be treated as if they have entered into an operating agreement covering said acquisition which shall be identical to this Operating Agreement in all respects, with the exception of the interests of the parties as set forth on Exhibit "A", attached hereto, which shall be modified to reflect the interests of the participating parties in the acquisition.

          Each party electing to participate in such acquisition shall pay its proportionate share of the acquisition costs to the Acquiring Party, as determined hereinabove, within thirty (30) days after receipt of an invoice therefor. The failure of any party to tender its share of acquisition costs within said thirty (30) days shall result in an automatic forfeiture of said party's rights to said acquisition and assignment, and shall be deemed to be an election by said party not to participate in said acquisition.

          Notwithstanding anything herein to the contrary, the provision set forth in this Article XV, entitled "Area of Mutual Interest", shall not apply to any acquisitions which result from acts of merger, consolidation, reorganization by or between a parent company, subsidiary or affiliated corporation or the acquisition by one party hereto of the interest of another party hereto.

11.  EXCESS EXPENDITURES:

          In the event that Operator determines that in the drilling of any subsequent well, the costs of reaching the total depth proposed under the applicable AFE will exceed 125% of the original AFE estimate for the drilling of that well, then Operator shall notify Non-operators of the cost overrun, and obtain approval of a Supplemental AFE that provides an updated estimate of the revised total costs to drill the well. This provision is not to be interpreted to require Operator to scrutinize the drilling costs on a daily basis, but generally to provide Non-operators with notice that the costs of reaching the proposed total depth are more extensive than originally anticipated. Any supplemental AFE shall be consented to within forty eight (48) hours and be subject to the terms and conditions set forth in Article VI.B.2. or Article V. of this Joint Operating Agreement. If a party fails to timely approve the supplemental AFE, it shall be deemed to have elected not to participate further in the operation and the respective provision of Articles VI.B, VI.E, VII, and XV or otherwise of this Operating Agreement regarding operations by less than all parties (including, but not limited to, penalties to be incurred by Non-Consenting Parties) shall apply to the operation covered by the supplemental AFE and any further purposed operation with respect to the affected well.

          Emergency Operations. The provisions of the foregoing paragraph concerning the exceeding of an authorized AFE shall have no application in case of an emergency. An emergency shall be deemed to exist in case of flood, tools or other materials stuck or lost in the wellbore, loss of circulation, "kicks" (unexpected pressure surges in a wellbore), explosion blowout, cratering, fire, or other sudden emergency endangering life or property. In case of emergency, the Operator may, without submitting an AFE, take such steps and incur such expenses, as in its opinion, are reasonably necessary and appropriate to deal with the emergency in order to
     (i) safeguard life, property, or both or (ii) comply with governmental laws, rules, and regulations. In case of an emergency, Operator shall as promptly as possible notify the other parties of the occurrence of such emergency and the expenses which Operator is incurring with respect to the emergency. Within thirty (30) days after the cessation of the emergency condition, Operator shall furnish an AFE covering the costs incurred in dealing with the emergency. The cost reasonably incurred by Operator in dealing with an emergency shall be borne by the parties who participated in the operation in which the emergency arose in the proportion that each such party was bearing costs of such operation. In the case no operation was then being undertaken, such costs shall be borne by the parties owning an interest in the wellbore, facility, or equipment in which the emergency arose in the proportion of each such party's ownership interest in such well, facility, or equipment. A party who is liable hereunder for the costs of dealing with an emergency shall have no right to elect not to participate in (i) the undertaking of steps reasonably designed to deal with the emergency or (ii) the expenses and liabilities incurred by such undertaking. If the provisions of this paragraph conflict with those of
     Article VII concerning emergencies, the provisions of this paragraph shall prevail.

12.  OBLIGATORY WELL(S):

          Notwithstanding anything contained in this Operating Agreement to the contrary, if, during the term of this Operating Agreement, a proposal is made for the drilling, deepening, reworking, plugging back, sidetracking or recompleting of a well or wells or any other operation proposed or required within nine (9) months of the expiration of any right and/or interests subject to this Operating Agreement in order to (1) continue a lease or leases in force and effect, or (2) maintain a unitized area or any portion thereof in force and effect, or (3) earn an interest in and to oil and/or gas and other minerals which may be owned by any third party or preserve any rights to such interest which, failing such operations, would revert to a third party, or (4) comply with an order issued by a regulatory body having jurisdiction over the premises, failing which certain rights would terminate within such period (hereinafter referred to as "Obligatory Operation"), the following shall apply:

          Should less than all the parties hereto elect to participate and pay their proportionate part of the costs to be incurred in such Obligatory Operation as elsewhere herein provided, any party(s) desiring to participate shall have the right to do so in the manner provided elsewhere herein, at their sole cost, risk and expense.

          Promptly following the conclusion of an Obligatory Operation, each party not participating in said Obligatory Operation shall deliver to the party or parties participating in said Obligatory Operation an assignment of all of the right, title and interest of said non-participating party in that portion of the leases and/or other rights and interest which are maintained, perpetuated or earned as a result of said Obligatory Operation. The right, title and interest assigned and conveyed shall be shared by the participating parties in the proportion that the interest of each bears to the total interest of all of the participating parties. Such assignment shall be executed and delivered within thirty (30) days of the conclusion of such Obligatory Operation by each party not electing to participate and shall be in a form acceptable to the participating party or parties, free and clear of any overriding royalty interest, production payments, mortgages, liens or other encumbrances placed thereupon or arising out of the assigning party's ownership and operations subsequent to the date of this Operating Agreement, with the exception of the lessors royalties and/or arising under the leases listed on Exhibit "A', but otherwise without warranty of title, either express or implied. The leases, rights and interests in which an interest is assigned pursuant to the terms hereof shall no longer be subject to this Operating Agreement, but said leases, rights and interests shall be solely subject to a separate operating agreement which accurately reflects the interests of the party or parties in the Obligatory Operation, and which is otherwise identical to this Operating Agreement. It is agreed that the written notice and/or AFE's covering Obligatory Operations to be sent to the parties for their election to participate therein as provided in Article VI.B.1. will be clearly marked or identified as a proposal for an Obligatory Operation as herein defined.

13. FILINGS BY OPERATOR: To the extent permitted by law, all of the parties to this Operating Agreement hereby designate Operator to be their agent and attorney-in-fact in connection with all filings and applications, reports, etc., required by each and every Federal and State regulatory body, commission or agency having regulatory jurisdiction over the oil and/or gas produced from the properties covered by this Operating Agreement, including, but not limited to, any filings with F.E.R.C. or other Federal, State or local governmental bodies which may be required under the terms of the Natural Gas Policy Act and other energy legislation or the regulations which may have been issued by any such governmental body pursuant thereto; provided, however, that all parties to this Operating Agreement agree to indemnify and hold harmless Operator from any loss risk, cost and expense resulting from Operator's making such filings in their behalf and each party agrees to bear and be responsible for his share of any refund obligation which may become due in the event any such governmental body should determine that prices received in the sale of oil or gas exceed the maximum price permitted by law. Nothing contained in this Operating Agreement shall be construed to create any fiduciary relationship between Operator and Non-Operator. Any party may participate in any such proceeding on its own behalf and at its own cost.

14.   PAYMENT OBLIGATIONS:

     A. In relation to the provisions of Article VII.E., "Rentals, Shut-in Well Payments and Minimum Royalties", it is further provided that in the event a well capable of producing gas in paying quantities is to be shut in on the Contract Area, Operator shall immediately notify Non-Operator thereof, except Operator shall not be required to notify Non-Operator if the well should be shut in for limited periods of time in order to balance production during peak load periods or for reasons of making mechanical repairs; it being specifically provided that Operator shall not be liable for failure except through willful misconduct or gross negligence of Operator, to so notify Non-Operator.

         Should Operator, at any time, not desire to pay rentals or shut-in payments under any lease, as they fall due, it shall notify, in writing, the Non-Operators, at least (30) days in advance of the date when such payments accrue, of such desire; and, Operator shall not be required to pay such rentals or shut-in payments unless at least twenty
         (20) days before the rental or shut-in payment date a Non-Operator should request Operator, in writing, to pay the rentals or shut-in payments for its account. If such request is received by Operator within the time specified, Operator shall thereupon use its best efforts to make any such payments and shall bill such Non-Operator for such payments. Such bill for any such payments shall be promptly paid to Operator. Operator and each Non-Operator not timely requesting payment of such rentals or shut-in payments shall thereafter assign their interests in said lease to the Non-Operators paying said rentals or shut-in payments free and clear of all burdens on production except Lessor's royalties, and such other burdens (i) in existence on the date hereof and (ii) described in Article VIII.D. hereof; and such lease shall no longer be affected by the terms and provisions of this contract.

     B. In relation to delay rentals, Operator shall submit to the parties reports of the monthly delay rental payments that will be due and payable on leases subject hereto at least 60 days in advance of such payments being due, together with the due dates for such payments, Operator's recommendations for the payment or non-payment thereof and a general description of the lands covered by same. A party may elect to terminate its interest in a lease or leases by providing written notice to Operator and all other parties hereto then owning an interest in said lease or leases, to the effect that the notifying party will not participate in the next ensuing delay rental payment with respect to such lease or leases at least 40 days in advance of such payments being due. Failure to notify Operator and such other parties of a party's election at least 40 days in advance of the rental payment due date shall be deemed an election to participate in payment of rentals. If at any time a party elects not to participate in payment of a delay rental, then the parties electing to participate in the payment shall have the right to assume their respective proportionate shares of the interest in the affected lease of the party electing not to participate by providing written notice to the other participating parties and Operator within 10 days after receipt of the notice of a party's election not to participate. Failure to provide such notice shall be deemed an election not to assume an interest. In the event that after such elections an interest in the affected lease remains that has not been assumed, Operator within 48 hours shall notify the participating parties, who may elect to assume their respective proportionate shares of such remaining interest by providing written notice within 48 hours after receipt of notice of the interest that is available; failure to provide such notice shall be deemed an election not to assume an additional interest. It after all such elections, an interest remains that has not been assumed by a party, then, at Operators sole discretion, the Operator may elect either to assume the remaining interest and make the delay rental payment or elect not to make the rental payment and allow the affected lease or leases to lapse.

         A party electing to terminate its interest in a lease or leases shall assign its interest therein to the participating parties free of any overriding royalty interests, net profits interests or other burdens or encumbrances other than the lessors royalties and any burdens listed on Exhibit "A" hereof. Any such lease or leases shall be removed from the terms of this Operating Agreement but shall be subject to the terms of an identical operating agreement between the participating parties with only the interests of the parties changed on Exhibit "A".


15.  BILLING FOR PREPARATION OF FILINGS:

     A. Operator shall be entitled to make a direct charge against the Joint Account for: (a) Fees for legal services, costs and expenses in connection with preparation and presentation of evidence and exhibits for either the Colorado Oil & Gas Conservation Commission, or the Wyoming Oil & Gas Conservation Commission filings, other than ordinary filings necessary to operate wells; preparation and handling of applications to and hearings before the Federal Energy Regulatory Commission and other governmental agencies or regulatory bodies; and
         (b) actual costs, expenses, and salaries or wages incurred in connection with the preparation of all associated curative work.

     B. It is contemplated that Operator may from time to time employ temporary employees and/or consultants to accomplish operations agreed to or which may hereafter be agreed to under the terms of this agreement specifically related to the leases covered hereby; and notwithstanding anything to the contrary in this agreement or any exhibit hereto, reasonable charges for the following items shall not be considered within the category of administrative overhead and shall be borne by the joint account:

         All outside fees for land, legal, geological, geophysical, engineering, drafting and reproduction services and all costs and expenses as incurred in connection with the maintenance of the leasehold, preparation and presentation of evidence and exhibits and handling of applications to and hearing before any and all governmental agencies or regulatory bodies. The effect of this provision shall not be to allow for billing of costs related to the conduct of internal routine monthly responsibilities of the operator, including regulatory Administration, Joint Interest Billing and Revenue Accounting.


16. OVERPAYMENTS: Should it ever be determined by any governmental authority or any Court of final jurisdiction, that Operator or any other party is required to make any refund on oil, gas, or other minerals produced or sold from the Contract Area, then each Party hereto shall bear its proportionate part of the cost of any such refund to the extent that (a) runs paid from production to said Party and (b) Lessor's royalties and overriding royalties paid on leases included in the Contract Area attributable to proceeds paid to such Party exceed the permitted price, plus any interest thereon ordered by the regulatory authority or Court, or agreed to by Operator; and Non-Operators shall hold Operator harmless from such overpayment. If Operator advances funds to satisfy any of the Non-Operators' proportionate part of such contribution, and with the right to apply runs from production accruing from the Contract Area toward satisfying any refund obligation. Operator may also elect to pursue his remedies granted under Article VII.B and/or any other remedy allowed herein or at law or in equity.

17.  PREBILLING:

     A. Notwithstanding anything to the contrary contained in this Agreement and in addition to any other right of Operator under this Agreement, Operator shall have the right to request and receive from Non-Operator payment in advance of its respective share of the cost of any drilling, completion, equipping, reworking, recompletion, sidetracking, deepening or plugging back operation, or acquisition of leases, 2-D and 3-D seismic operation, or other seismic costs, or any other costs incurred under this Agreement to which Non-Operator has consented pursuant to this Agreement (any such operation being herein called an "Operation"). Such prepayment request shall accompany the AFE, and/or letter detailing the Operation, shall specify the amount to be prepaid and the estimated commencement date of the Operation. The provisions of Article XV.5. shall apply to the timing of written demand, receipt and refund of prepayments under this Article XV.17 unless a drilling rig is on location.

     B. The prepayment must be received by Operator within ten (10) days of the receipt of such request, or 48 hours after the receipt of such request in the event a drilling rig is on location, if said Operation has previously been commenced. Non-Operator shall pay Operator in cash the full amount of such request or tender to Operator (at Operator's option and approval ONLY) an irrevocable bank letter of credit (which shall permit partial draws) or other cash equivalent security satisfactory to Operator for the full amount due. In the event payment is in cash, Operator shall credit the amount to Non-Operator's account for the payment of its share of costs of such Operation, and following the end of each month, Operator shall charge such account with Non-Operator's share of actual costs incurred during such month.

     C. Payment of an advance shall in no event relieve Non-Operator of its obligation to pay its share of the actual cost of an Operation as provided for herein, and when the actual costs have been determined, Operator shall adjust the accounts of the Parties by refunding any net amounts due or involving Non-Operator for additional sums owing, which additional sums shall be paid in accordance with the Accounting Procedure-Joint Operations attached hereto.

     D. If Non-Operator fails to pay or furnish the aforesaid security within the time period set forth above, then at Operator's option, Non-Operator may be deemed Non-Consenting Party in such Operation and be subject to the appropriate non-consent penalties and/or forfeiture provisions of this Agreement.

18. TUBULAR GOODS: Non-Operator may furnish its share of all tubular goods in kind by notifying Operator within thirty (30) days of receipt of Operator's AFE that it will furnish its share of the tubular goods in kind. The tubular goods furnished in kind by Non-Operator shall be of the same quality, grade and weight as those provided by the Operator and shall be inspected, at Non-Operator's cost, to the same specifications utilized by the Operator. If the Non-Operator elects to have the Operator furnish its share of the tubular goods, then the same shall be furnished at Operator's cost, including actual shipping and preparation charges. Failure by Non-Operator to notify Operator within thirty (30) days of his receipt of an AFE that it wishes to furnish its tubular goods in kind shall be considered election by Non-Operator not to furnish its share of the tubular goods in kind.

19. AD VALOREM TAXES: If the Operator is required hereunder to pay ad valorem taxes based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the parties hereto in accordance with the tax value generated by each party's working interest.

20. DEFAULTS AND REMEDIES: Subject to Paragraph D. below, if any party (including the Operator) fails to pay its share of any cost, including any advance which it is obligated to make under any provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B., the Operator (or any Non-Operator if the Operator is the party in default) may pursue any of the following remedies:

     A. Suspension of Rights: Operator (or the Non-Operators, if Operator is the party in default) may deliver to the party in default, by certified mail return receipt requested, a written Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within fifteen days of the delivery of such Notice of Default, Operator (or the Non-Operator if Operator is the party in default) may suspend any or all of the rights of the defaulting party granted by this agreement until the default is cured, without prejudice to the right of the non-defaulting party to continue to enforce the obligations of the defaulting party theretofore accrued or thereafter accruing under this agreement. If Operator is the party in default, the Non-Operators shall, in addition, have the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, and the right to elect to participate in an operation proposed under Article VI.B.I. of this agreement after the Notice of Default has been delivered to the defaulting party.

     B. Deemed Non-consent: Operator (or any Non-Operator if the Operator is the party in default) may deliver, by certified mail return receipt requested, a written Notice of Non-consent Election to the defaulting party at any time after the expiration of the fifteen day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling of a new well or the plugging back, sidetracking, reworking, or deepening of a well which is to be or has been plugged as a dry hole, or for the completion or recompletion of any well, the nonpaying party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VII.D. to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made.

          Until the delivery of such Notice of Non-consent Election to the non-paying party and commencement of the operations, such party shall have the right to cure its default by paying the unpaid billing plus interest at the rate set forth in Section 1(3) of the attached COPAS 1985 Onshore Accounting Procedures plus any costs or damages incurred by the non-consenting parties as a result of the default. Any interest relinquished pursuant to this Article XV.20.C. shall be offered by Operator (or by the Non-Operators if Operator is the defaulting party) to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be liable to contribute their shares of the defaulted amount.

     C.   Good Faith Disputes: Notwithstanding the other provision of this
          Section 20. (and Section 17.C. above) in the event a party disputes in good faith the existence of a default on his part that is the subject of a Notice of Default (a "Disputing Party"), such party may avoid the imposition of the remedies for such default contained in this agreement if it (i) notifies Operator of the amount disputed and its reasons for disputing in good faith the amount due, and (ii) pays all undisputed amounts to the Operator.

     D. Collection of Payments: Operator may institute appropriate legal action to collect all sums owed by Non-Operator hereunder, plus interest at JP Morgan Chase prime rate plus 3% not to exceed 12% from the date such costs or expenses were payable to the Operator pursuant hereto until paid, and any and all expenses incurred in connection with such legal action, including reasonable attorneys fees. In the event the option provided in this Subparagraph 1. is exercised, Non-Operator shall be entitled to retain its interest in the properties covered hereby; provided, however, that in the event Non-Operator does not pay the amount recovered by Operator under any final judgment within thirty (30) days after such judgment becomes final, then and in such event Operator shall be entitled to proceed against Non-Operator's interest in the properties covered hereby at Operator's option by means of any remedy provided by law for the execution of judgments or by appropriate proceedings to foreclose the lien and security interest on such interest provided in Subparagraph
          2. hereof.

          Operator shall have, and is hereby granted, a lien upon the interest of Non-Operator in the properties covered hereby and a security interest in the Collateral (as hereinafter defined) in order to secure payment by Non-Operator of its obligations hereunder, which lien and security interest shall be prior and superior to any lien or security interest that may hereafter be created upon such interest. Upon the failure of Non-Operator to timely pay its share of costs and expenses hereunder when due and owing as prescribed herein, then and in such event the lien and security interest referred to above in this Subparagraph 2, and the obligations secured thereby may be enforced forthwith either through judicial proceedings or by the sale by Operator of Non-Operator's interest (i) in the lands and leases covered hereby and (ii) the Collateral, or any or all, which sale may be made in one or more sales, either at public sale, with notice to Non-Operator, for such price and on such terms as Operator in its sole discretion exercised in good faith may determine, or by public sale in such manner as may be prescribed by law for the state where such property is located for the enforcement, foreclosure or conduct of sales under powers of sale contained in mortgages or deeds of trust, or for enforcement of security interests under the UCC (as hereinafter defined), all as Operator may elect; and Operator shall have the right to determine in its sole discretion whether or not to require as a condition of any such sale (whether made by virtue of judicial proceedings or under the power of sale or UCC remedies hereby given to Operator) that the purchaser assume Non-Operator's obligations hereunder. The proceeds of any such sale or sales and all other monies received by Operator in any proceedings or actions for the enforcement of such lien and the obligations secured thereby (including any sales pursuant to a judgment obtained pursuant to Sub paragraph 1. above) shall be applied as follows:

               First: To the payment of all necessary costs and expenses incident to such sale or sales and the enforcement of such lien and security interest and the obligations secured thereby, including, but not limited to, reasonable attorney's fees;

               Second: To the payment of the amount in default; and,

               Third: The remainder, if any, shall be paid to Non-Operator or to any party (including such purchaser) who may be lawfully entitled to receive the same.

          The recitals contained in any assignment evidencing a foreclosure sale or sale pursuant to foreclosure under applicable law or for enforcement of security interests under the UCC by Operator under the provisions hereinabove conferred shall be full proof of the matters therein stated, and no other proof shall be requisite of the necessity for, or propriety of, such sale shall or any fact, condition or thing incident thereto; and all prerequisites of such sale shall be conclusively presumed to have been performed. Operator shall have the right to become the purchaser at any foreclosure sale held by Operator pursuant to the power hereinabove conferred or by any receiver or public officers.

          As used herein, "Collateral" means the interest of Non-Operator in the properties covered hereby now owned or hereafter acquired insofar as such properties consist of accounts, general intangibles and instruments (as the latter three terms are defined in the Uniform Commercial Code, the "UCC", as codified in Colorado and Wyoming), whether directly or indirectly or by agreement or force of law are attributable to or connected with Non-Operator's business transactions relating to such properties, general intangibles, accounts and contract rights arising in connection with the sale or other disposition of Hydrocarbons or other minerals, instruments, inventory, equipment, Hydrocarbons, other minerals, fixtures located in, on or under the lands and leases covered hereby and any and all other personal property (at any time used on or in connection with the lands and leases covered hereby) of any kind or character defined in and subject to the provisions of the UCC, including the proceeds and products from any and all of such personal property and other property, rights and other items described in this sentence. It is understood that a portion of the properties herein described may be and the security interest and lien created in this Article XV.5. will attach to (i) fixtures on the lands and leases covered hereby and (ii) minerals or the like (including Hydrocarbons, oil and gas) produced or to be produced from the lands and leases covered hereby or the accounts subject the respective section of the UCC that addresses the UCC resulting from the sale therefrom and are financed at the wellhead or minehead of the wells or mines located on the lands and leases covered hereby. "Hydrocarbons" means oil, gas, casinghead gas, drip and natural gasoline, condensate and all other liquid or gaseous hydrocarbons. The name of the record owner of the Collateral is Non-Operator.

     E. Costs and Attorney's Fees: In the event any party shall ever be required to bring legal proceedings in order to collect any sums due from any other party or any other legal proceeding to enforce any other right under this agreement, then the prevailing party in such action shall also be entitled to recover all court costs, costs of collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.

21. MUTUALITY: The parties hereto acknowledge and declare that this Agreement is the result of extensive negotiations between themselves. Accordingly in the event of any ambiguity in this Agreement, there shall be no presumption that this instrument was prepared solely by either party hereto.


22.  RIGHT TO SET OFF; LIEN & SECURITY INTEREST:

     A. As additional security for all sums owing or which become owing to Operator hereunder on account of any expense hereunder, each party grants to the other parties a security interest in and a contractual right to set off in and to all money, proceeds from sale of production and property of Non-Operator now or at any time hereunder coming within Operator's custody or control. Operator at any time and from time to time may, but is not obligated to, reduce (or eliminate as the case may be) any debt owing to it by an Non-Operator by applying such Non-Operator's money, proceeds or property in the custody or control of Operator to the balance owed on such debt and giving Non-Operator appropriate credit therefor. Any such amount so applied shall first be applied to outstanding interest, if any, and then to the underlying debt.

     B. Subject to the provisions of Article VII.B, each Non-Operator grants to the Operator a lien upon all of the rights, titles and interests of such granting party, whether now existing or hereafter acquired, in and to (a) the oil, gas and other minerals in, on and under the Contract Area; (b) any oil, gas and mineral leases Covering the Contract Area or any portion thereof; and (c) any oil and gas interest within the Contract Area. In addition, each Non-Operator grants to the Operator a security interest in and to all of such granting party's rights, titles, interests, claims, general intangibles, proceeds and products thereof, whether now existing or hereafter acquired, in and to (a) all oil, gas and other minerals produced from the Contract Area when produced, (b) all accounts receivable accruing or arising as a result of the sale of such oil, gas and other minerals from the Contract Area,
         (c) all cash or other proceeds from the sale of such oil, gas and other minerals once produced, and (d) all oil or gas wells and other surface and subsurface equipment and facilities of any kind or character located in the Contract Area and the cash or other collateral is or will become fixtures on the Contract Area, and the interest of each party in and to the oil, gas and other minerals when extracted from the Contract Area and the accounts receivable accruing or arising as the result of the sale thereof shall be financed at the wellhead of the well or wells located on the Contract Area.

     C. Any breach by a Non-Operator of any requirement to pay its share of expenses herein shall constitute an event of default. On the occurrence of an event of default, unless such statement or expenses are reasonably disputed and diligently pursued to resolution by the disputing party, Operator shall have available to it all of the rights and remedies available to a secured party, including, without limitation, the rights of judicial foreclosure under the lien laws of the relevant state provided, however, that the Operator gives such breaching Non-Operator not less than 30 days written notice of its intent to exercise such right.

     D.  Operator grants a like lien and security interest as set out in this
         Article XV.22. to each Non-Operator to secure payment of Operator's proportionate share of expense and the payment of any monies or funds due to such Non-Operator by Operator under the terms of this agreement, including without limitation, the proceeds from the sale of production from the Contract Area. Any breach by Operator of any requirement to pay its share of expenses herein or disburse the proceeds of production or other funds due a Non-Operator shall constitute an event of default. On the occurrence of an event of default, unless such matter is reasonably disputed and diligently pursued to resolution by the disputing party, the aggrieved Non-Operator shall have available to it all of the rights and remedies available to a secured party, including, without limitation, the rights of judicial foreclosure under the lien laws of the relevant state provided, however, that the Non-Operator gives Operator not less than 30 days written notice of its intent to exercise such right.

     E. The parties hereto agree to execute the Model Form Recording Supplement to Operating Agreement and Financing Statement attached to this Operating Agreement as Exhibit "H" (the "Memorandum") for the purpose of giving record notice to third parties of the existence of this Operating Agreement and of the mortgage lien and security interest created by each party, as debtor, to all other parties, as secured parties. Such Memorandum may be recorded by Operator of any Non-Operator in any county in which the Contract Area is located and/or with the Secretary of State. The Parties agree to execute and return the memorandum within 15 days of receipt of the memorandum and the request by Operator or any non-Operator to execute the same. With respect to the security interest granted in this Article XV.22., this Operating Agreement (including a carbon, photographic or other reproduction hereof, or any extract herefrom), or any Model Form Recording Supplement to this Operating Agreement, shall constitute a non-standard form financing statement under the terms of the (Uniform Commercial Code of the state in which the Contract Area is located and, as such, may be filed for record in the records of any County in which the Contract Area is located and/or with the Secretary of State.

23. LEGAL FEES FOR PAYMENT DELINQUENCY: Should any Non-Operator fail to timely pay its proportionate part of any amounts owed under this Operating Agreement, Operator's rights shall include the right to charge such Non-Operator for any legal expense and attorney's fees incurred in connection with collecting such amount. Similarly, if Operator fails to timely pay its proportionate part of any amounts owned under this Operating Agreement, Non-Operators shall have the right to charge Operator for any legal expense and attorney's fees incurred in connection with the collecting of such amount. It is further agreed that any suit brought against a Non-Operator shall be in the Court of competent jurisdiction in the County where the property from which the charge arose is located.

24. SELLING PARTY LIABILITY: Notwithstanding anything to the contrary contained herein, in the event any party to this Operating Agreement sells, assigns, conveys or otherwise disposes of its interest herein to a third party or parties, the Operator, irrespective of such conveyance, shall look solely to the conveying party for performance of all its duties and obligations set forth in this Operating Agreement, including, but not limited to the performance by conveying party to account for and pay all gas overproduction as required by Article 13.2 of Exhibit "E", Gas Balancing Agreement, and any obligation to pay its share of expense of developing and operating the Contract Area within thirty (30) days after rendition of a statement therefor by Operator, until and unless Operator is furnished a recorded copy of legal instrument evidencing good and sufficient conveyance.

25. Dilution of Interest: If any original signatory party sells any of its interest to more than four (4) entities, Operator will look to the original signatory party for all elections, and payment obligations, and all proceeds will be paid to original signatory party. In the event that an original signatory party's interest is ever transferred to more than four
     (4) entities, then the Operator shall look to the initial four (4) assignees of said interest for all elections, and payment obligations, and all proceeds will be paid to the initial four (4) assignees.

26. SEPARATE MEASUREMENT OF PRODUCTION: If a diversity of the working interest ownership in production from a well or a lease subject to this Operating Agreement occurs as a result of operations by less than all parties pursuant to any provisions of this Operating Agreement, it is agreed that the oil and other liquid hydrocarbons produced from the well or wells completed by the consenting Party or Parties shall be separately measured by standard metering equipment to be properly tested periodically for accuracy, and the setting of a separate tank battery will not be required unless the purchaser of the production or governmental regulatory body having jurisdiction will not approve metering for separately measuring the production.

27. SEPARATE MEASUREMENT FACILITIES: In the event of a transfer, sale, encumbrance or other disposition of interest within the Contract Area that necessitates the separate measurement of production, the party creating the necessity for such measurement shall alone bear the cost of purchase, installation and operation of such facilities.

28. SUBSEQUENTLY CREATED BURDENS: If, subsequent to the date hereof, any party should create an overriding royalty, production payment or other burden against its working interest production (except any overriding royalty agreement disclosed in the Participation Agreement), no other Party's interest shall be burdened by such newly created interest, and furthermore, if such party should not participate in an operation under any provision hereof so that the participating parties become entitled to receive such Non-Consenting Party's proceeds from the sale of production from such well, the party creating such burden shall hold harmless the other parties hereto from and against any obligations created by such burden and if the party holding the newly created interest does not voluntarily acknowledge the fact that his interest terminates under the non-consent provisions hereof, the Non-Consenting Party shall pay all amounts due under such burden so that the participating parties receive an amount equal to all proceeds from the sale of production from such well subject only to reduction for production taxes, royalty, overriding royalty and other interests of record on the date hereof or disclosed in the Participation Agreement payable out of or measured by production from such well. A subsequently created interest shall terminate if the party creating the same elects or is deemed to have elected to not participate in a subsequent operation. Such subsequently created interest shall terminate effective upon same date as the effective date of the assignment from the non-consenting party to the consenting parties.

29. BANKRUPTCY: If, following the granting of relief under the Bankruptcy Code to any party hereto as debtor thereunder, this agreement should be held to be an executory contract under the Bankruptcy Code, then any remaining party shall be entitled to a determination by debtor or any trustee for debtor within thirty (30) days from the date an order for relief is entered under the Bankruptcy Code as to the rejection or assumption of this agreement. If the debtor or any trustee determines to assume this agreement, the party seeking determination shall be entitled to adequate assurances as to the future performance of debtor's obligations hereunder and the protection of the interests of all parties. The debtor shall satisfy its obligation to provide adequate assurances by either advancing payments or depositing the debtor's proportionate share of expenses in escrow.

30. DATA CONFIDENTIALITY: Any information, data, or other material provided to the parties hereto shall be held by each party in confidence for the term of this Agreement and, subject to the requirements of any governmental authority having jurisdiction, shall not be released to anyone who is not a party hereto without the consent of the parties hereto being first obtained. The foregoing confidentiality provisions shall not apply to (a) any requirements of an applicable Oil, Gas and Mineral lease which stipulates that the lessor thereunder is to be provided with data generated by operations on the lease, (b) information which is or becomes, through no fault of a party, part of the public knowledge, (c) information which is or becomes available to a party without obligation of confidence from sources having the legal right to disclose the information, the sources being other than a party hereto, or (d) information provided to third parties who agree in writing to observe the confidentiality provisions of this Operating Agreement if such third parties are (i) providing consulting or professional services with respect to the party's interest in the Contract Area, (ii) potential bona-fide lenders, who will be secured by the party's interest, or assignees of the party's interest, or (iii) potential bona-fide purchasers of production from the Contract Area or of a party's interest in the Contract Area.

31. PRESS RELEASES: No party hereto shall, at any time, issue to the press or other media any news release or distribute any information or photographs, concerning the premises covered hereby, without the prior approval of all of the other parties hereto. When all of the parties have reviewed such material and all parties have approved the issuance of the material, the party desiring such release shall have the principal responsibility for its issuance. The only other exception to the foregoing shall be that in the event of an emergency involving extensive property damage, operations failure, loss of human life or other clear emergency, the party designated as Operator hereunder is authorized to furnish such minimum, strictly factual information as shall be necessary to satisfy the legitimate public interest on the part of the press and duly constituted authorities, if time does not permit the obtaining the prior approval by the other parties. Said Operator shall thereupon promptly advise the other parties of the information so furnished.

32. CBM DEVELOPMENT: The parties recognize that drilling for Coalbed Methane Gas is a unique and separate endeavor from conventional drilling. Often it is more efficient to propose the drilling of CBM wells (and related dewatering and/or injection wells) in a series or grouping with the intent to complete drilling operations within one drilling phase, with such drilling phase being governed by weather patterns, drilling rig schedules or production area(s).

A CBM grouping proposal will be referred to as a "Development Area ("DA") and numbered sequentially.

Any party may propose a DA. When a DA is proposed, the other parties must make their election(s) regarding participation in the DA as it is proposed and in its entirety. A party may not elect to participate in drilling some of the wells within the proposed DA and not participate in the drilling of other wells.

     (A) Notice of Proposed DA. Any party may propose a DA; however, a DA may not exceed twelve (12) wells. Notice of the proposed DA shall be treated as one proposed operation, and given in accordance with and subject to the terms of this JOA. AFE's for all the wells proposed under a DA shall be tendered at the time that the DA is proposed.

     (B) Spacing. For the purposes of this Agreement, all well locations shall conform to a 160-acre spacing comprised of a governmental quarter section, regardless of the applicable State spacing regulations or a drilling pattern that has been approved by the applicable regulatory agency that has jurisdiction for such operations. Any non-consent election under a Notice of Proposed DA shall cause the non-consenting party (or parties) to be deemed a non-consenting party in any additional proposals within any and all of the quarter sections included within the DA until the non-consent penalty has been recouped. Any additional well(s) drilled or operation(s) conducted during the recoupment period shall be deemed part of the cost of drilling and/or operation of said well and there shall be added to the sums to be recouped by the Consenting Parties four hundred fifty percent (450%) of that portion of the costs of the drilling of the well(s) and/or operation(s) which would have been chargeable to such Non-Consenting Party had it participated in the original proposal.

     (C) Election to Drill. If all parties elect to participate in the drilling of the DA, the Operator shall commence operations for the DA as promptly as reasonably possible after all necessary approvals have been obtained. Actual operations shall be commenced in conformance with Article VI.B. If less than all parties elect to participate in the DA, the non-participating party's (or parties') interest shall be handled in accordance with the terms of this JOA.

     (D) CBM Operations by Less than All Parties: If less than all the parties elect to participate in a DA, then the provisions of this JOA shall determine how the non-participating party's (or parties') interest(s) are handled.

     (E) Multiple DA's: Notwithstanding anything herein to the contrary (save and except Article XV.12. Obligatory Wells), the parties agree that, for a period of two (2) years from and after the date of this Agreement, without prior written consent of all the parties, no party shall be required to make an election whether or not to participate in a new DA while two or more: (i) Notices of DA Proposals are pending; or (ii) drilling programs are being conducted in approved DA's; or a combination of (i) and (ii). Provided, however, the foregoing shall not apply to any operation proposed to comply with the express or implied covenants of any lease or interest subject to this Agreement.

33. NON-CONSENT PROVISION: In accordance with the terms and conditions required to propose a subsequent well(s) or operation(s) under Articles VI.B and XV.32, a proposing party shall be entitled to propose a CBM grouping of wells under a DA, a single well, or multiple wells. In the event that a DA group of wells is proposed and a party (or parties) elect not to participate in the drilling of that DA group of wells, then the DA group of wells shall be treated as one well, and the non-consent penalties set forth in Article VI.B shall be recouped from all of the wells as if the total amount expended for the DA group of wells was for one well. Additionally, if any additional well(s) or other operation(s) is/are drilled or conducted in any quarter section that contains a well drilled under a given proposal, then the non-consenting party (or parties) to the earlier drill or operation shall be deemed to have made a non-consent election for the additional well(s) or operation(s) within any and all of the quarter sections included within the DA or the quarter section in which a well is drilled until the non-consent penalty has been recouped, and the costs of that/those additional well(s) or any additional operation(s) conducted during the recoupment period shall be deemed part of the cost of drilling and/or operation(s) of said well and there shall be added to the sums to be recouped by the Consenting Parties four hundred fifty percent (450%) of that portion of the costs of the drilling or operation(s) which would have been chargeable to such Non-Consenting Party had it participated in the original proposal.


                                  ARTICLE XVI.
                                  MISCELLANEOUS

     This, agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, devisees, legal representatives, successors and assigns.

     This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

     IN WITNESS WHEREOF, this agreement shall be effective as of 28th day of February 20 03 .


                                    OPERATOR

                                           CEDAR RIDGE, LLC


---------------------------                -------------------------------------
                                           Terry L. Logan, Manager


                                           NON-OPERATORS

SKYLINE RESOURCES, INC.                    SLATERDOME GAS, INC.


---------------------------                -------------------------------------
Name: Jubal S. Terry,                      Name:
      President/CEO


---------------------------                -------------------------------------

                   Fly Creek Prospect JOA Exhibit "A" - Page 1
                                   EXHIBIT "A"

Attached to and made a part of that certain Operating Agreement dated February 28, 2003 by and between Cedar Ridge, LLC , as Operator and Skyline Resources, Inc., and Slaterdome Gas, Inc., as Non-Operators.

1.   Lands subject to Operating Agreement

                             Carbon County, Wyoming

                        Township 13 North, Range 88 West
                      Sections 1 - 36 (The entire township)

                        Township 13 North, Range 89 West
                      Sections 1 - 36 (The entire township)

                        Township 13 North, Range 90 West
              Sections 1-3, 10-15, 22-27, and 34-36 (The E/2 of the
                                    township)

                        Township 12 North, Range 88 West
                        --------------------------------
                       Sections 1-24 (The entire township)

                        Township 12 North, Range 89 West
                        --------------------------------
                       Sections 1-20 (The entire township)

                        Township 12 North, Range 90 West
                 Sections 1-3, 10-15, and 22-24 (The E/2 of the
                                    township)


                             Moffat County, Colorado

                        Township 12 North, Range 89 West
                        --------------------------------
                       Sections 7-36 (The entire township)


2.   Restrictions, if any, as to depth or formations

     There are no restrictions as to depth or formations.

3.   Percentages or fractional interests of the parties to this Agreement

Cedar Ridge, LLC                    36.66667%
Skyline Resources, Inc.             30.00000%
Slaterdome Gas, Inc.                33.33333%

4.   Addresses of the parties to this Agreement

Skyline Resources, Inc.          Cedar Ridge, LLC                Slaterdome Gas, Inc.
3000 Youngfield                  623 Garrison Ave., Suite 100    10225 Yonge Street
Suite 338                        PO Box 2359                     Richmond Hill, Ontario
Lakewood, CO  80215              Fort Smith, AR  77901           Canada L4C 3B2
Attn:  Mr. Jubal S. Terry        Attn:  Mr. William L. Dawkins   Attn:  Mr. Robert Salna
President/CEO                    General Counsel                 Tele No.: (905) 884-3988
Telephone No.: (303) 238-8712    Telephone No.: (479) 783-4191   Fax No.:  (905) 737-7516
Facsimile No.: (303) 238-3190    Facsimile No.: (479) 783-4195


5. Oil and gas leases and/or oil and gas interests subject to this agreement;

      Refer to the attached Exhibit of oil and gas leases.

                                    Exhibit B
                          Area of Mutual Interest (AMI)


                                 [[MAP GRAPHIC]]

The AMI shall be described as the following lands in Moffat County, Colorado, and Carbon County, Wyoming.

                             Carbon County, Wyoming

                        Township 13 North, Range 88 West
                        --------------------------------

                        Township 13 North, Range 89 West
                        --------------------------------

                        Township 13 North, Range 90 West
                        --------------------------------
                     Sections: 1-3, 10-15, 22-27, and 34-36

                        Township 12 North, Range 88 West
                        --------------------------------

                        Township 12 North, Range 89 West
                        --------------------------------

                        Township 12 North, Range 90 West
                        --------------------------------
                         Sections: 1-3, 10-15, and 22-24


                             Moffat County, Colorado

                        Township 12 North, Range 89 West
                        --------------------------------

                                   EXHIBIT "C"

     Attached to and made a part of that certain Operating Agreement dated February 28, 2003 by and between Cedar Ridge LLC, as Operator, and Skyline Resources, Inc., and Slaterdome Gas, Inc., as Non-Operators, in the Fly Creek Prospect Moffat County, Colorado, and Carbon County, Wyoming.


                              ACCOUNTING PROCEDURE

                                JOINT OPERATIONS

                              I. GENERAL PROVISIONS


1.   Definitions

     "Joint Property" shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

     "Joint Operations" shall mean all operations necessary or proper for the development, operations, protection and maintenance of the Joint Property.

     "Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

     "Operator" shall mean the party designated to conduct the Joint operations.

     "Non-Operators" shall mean the Parties to this agreement other than the Operator.

     "Parties" shall mean Operator and Non-Operators.

     "First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

     "Technical Employees" shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

     "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's Employees.

     "Material" shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

     "Controllable  Material"  shall  mean  Material  which  at the  time  is so
     classified  in  the  Material   Classification   Manual  as  most  recently
     recommended by the Council of Petroleum Accounts Societies.

2.   Statement and Billings

     Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Join Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.   Advances and Payments by Non-Operators

     A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month's operation within fifteen (15) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

     B.   Each Non-Operator shall pay its proportion of all bills within fifteen
          (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at JP Morgan Chase + 3% on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.



4.   Adjustments

     Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

                 COPYRIGHT (C) 1985 by the Council of Petroleum
                             Accountants Societies.

5.   Audits

     A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expenses of those Non-Operators approving such audit.

     B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report. The Land Audit company shall reply to the Operator's response within ninety (90) days after receipt of such response.

6.   Approval by Non-Operators

     Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

                               II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.   Ecological and Environmental

     Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements including environmental site assessments to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

2.   Rentals and Royalties

     Lease rentals and royalties paid by Operator for Joint Operations.

3.   Labor

     A. (1) Actual and supportable salaries and wages of Operator's field employees directly employed on the Joint Property in the conduct of Joint Operations.

          (2) Actual and supportable salaries of First Level Supervisors in the field.

          (3) Salaries and wages of Technical Employees directly employed on the Joint Property if such charges are excluded from the overhead rates.

          (4) Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from the overhead rates.

     B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this
          Section II. Such costs under this Paragraph 3B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

     C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 3A and 3B of this
          Section II.

     D. Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II.

4.   Employee Benefits

     Operator's current costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator's actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

5.   Material

     Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6.   Transportation

     Transportation of employees and Material necessary for the Joint Operations buy subject to the following limitations:

     A. If material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

     B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

     C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7.   Services

     The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of Section II and Paragraph I, ii, and iii, of Section III: The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel not directly engaged on the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties.

8.   Equipment and Facilities Furnished by Operator

     A. Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates, commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed twelve percent ( 12% ) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

     B. In lieu of charges in paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property les 20%. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

9.   Damages and Losses to Joint Property

     All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

10.  Legal Expense

     Expense of handling, investigating and settling litigation or claims, discharging of liens, payment of judgments and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expenses is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section 1, Paragraph 8. All costs incurred by Operator, including legal fees paid to outside attorneys, consultants, etc. associated with hearings before governmental agencies, title materials and examination of title and other matters deemed necessary by Operator shall be direct charges to the Joint Account.

11.  Taxes

     All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

12.  Insurance

     Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self0insurer for Worker's Compensation and/or Employers Liability under the respective state's laws, Operator may, at its election, include the risk under its self-insurance program and in that event, Operator shall include a charge at Operator's cost not to exceed manual rates.

13.  Abandonment and Reclamation

     Costs incurred for abandonment and reclamation of the Joint Property, including costs required by governmental or other regulatory authority.

14.  Communications

     Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the Joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this
     Section II.

15.  Other Expenditures

     Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations

                                  III. OVERHEAD

1.   Overhead - Drilling and Producing Operations

     i. As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either.

          ( X )  Fixed Rate Basis, Paragraph 1A, or
          (   )  Percentage Basis, Paragraph 1B

          Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A, Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selection Paragraph of this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.

     ii. The salaries , wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint
          Property:

          (    ) shall be covered by the overhead rates, or
          ( X  )  shall not be covered by the overhead rates.

     iii. The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint
          Property:

          (      ) shall be covered by the overhead rates, or
          (    X )  shall not be covered by the overhead rates.

     A.   Overhead - Fixed Rate Basis

     (1) Operator shall charge the Joint Account at the following rates per well per month:

              Drilling Well Rate $  5,000.00
                                 -------------
                  (Prorated for less than a full month)
              Producing Well Rate  $  600.00

     (2)  Application of Overhead - Fixed Rate Basis shall be as follows:

          (a)  Drilling Well Rate

               (1) Charges for drilling wells shall begin on the date the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.

               (2) Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

          (b)  Producing Well Rates

               (1) An active well either produced, dewatered, or injected into for any portion of the month shall be considered as one-well charge for the entire month.

               (2) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

               (3) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

               (4) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

               (5) All other inactive wells (including buy not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not quality for an overhead charge.

     (3) The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

     2.   Overhead - Major Construction

          To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property. Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of $____________________________:

          A.   _____3________%  of first $100,000 or total cost if less, plus

          B. _____2________% of costs in excess of $100,000 but less than $1,000,000, plus

          C.   _____1________% of costs in excess of $1,000,000.

          Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

     3.   Catastrophe Overhead

          To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account for overhead based on the following rates:

          A.   ______3__________% of total costs through $100,000; plus

          B. ______2__________% of total costs in excess of $100,000 but less than $1,000,000; plus

          C.   ______1__________% of total costs in excess of $1,000,000.

          Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.   Amendment of Rates

     The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

   IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint
Property.  Operator  shall  provide all Material for use on the Joint  Property;
however,   at  Operator's   option,   such  Material  may  be  supplied  by  the
Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.   Purchases

     Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.   Transfers and Dispositions

     Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

          A.   New Material (Condition A)

               (1) Operator agrees to acquire any tubular goods for the Joint Account at current competitive market prices. If the Operator chooses to u se tangible equipment from its own inventory, or the inventory of any subsidiary, such tangible equipment shall be charged to the joint account at competitive market prices. In no event shall the Operator charge the Joint Account for material transfers from its own inventory at mill or list prices when such prices are in excess of competitive market price. Operator agrees to provide, upon request, or during an audit, information to substantiate the prices charged to the Joint Account pursuant to this paragraph.

                    Within 180 days after the close of operations on any well drilled, recompleted, or worked over, any unused or salvaged tangible equipment shall be credited to the Joint Account, offered proportionately to the Non-Operators "in-kind", or sold to a third party with a credit being reflected on the Joint Account.

               (2)  Line Pipe

                    (a) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

                    (b) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

                    (c) Line pipe 24 inch OD and over and 3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

                    (d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

               (3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

               (4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2 A
                    (1) and (2).

     B.   Good Used Material (Condition B)

          Material in sound and serviceable condition and suitable for reuse without reconditioning:

          (1)  Material moved to the Joint Property

               At seventy-five percent (75%) of current new price, as determined by Paragraph A.

          (2)  Material used on and moved from the Joint Property

               (a) At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or

               (b) At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material.

          (3)  Material not used on and moved from the Joint Property

               At seventy-five percent (75%) of current new price as determined by Paragraph A.

               The cost of reconditioning, if any, shall be absorbed by the transferring property.

     C.   Other Used Material

          (1)  Condition C

               Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

          (2)  Condition D

               Material, excluding junk, no longer suitable for its original purpose, but useable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operator.

               (a) Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

               (b) Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non-upset basis.

          (3)  Condition E

               Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

     D.   Obsolete Material

          Material which is serviceable and usable for its original function by condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

     E.   Pricing Conditions

          (1) Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five cents (25(cent)) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

          (2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.   Premium Prices

     Whatever Material is not readily obtained at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.   Warranty of Material Furnished by Operator

     Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the Manufacturers or their agents.

                                 V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.   Periodic Inventories, Notice and Representation

     At reasonable intervals, inventories shall be taken by Operator of the joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (3) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.   Reconciliation and Adjustment of Inventories

     Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.   Special Inventories

     Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.   Expense of Conducting Inventories

     A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

     B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

                                   EXHIBIT "D"
                                    INSURANCE

OPERATOR, during the term of this Agreement, shall provide or carry insurance for the benefit and at the expense of the parties hereto as follows:

(A) Workmen's Compensation and employers liability insurance in compliance with the minimum statutory limits for the States of Colorado and Wyoming.

(B) General Liability Insurance with limits of not less than $1,000,000 per occurrence and $2,000,000 aggregate.

(C) Automobile Public Liability Insurance covering owned, non-owned and hired automotive equipment used under this Agreement, with combined single limits of not less than $1,000,000. (If automotive equipment used is owned exclusively by OPERATOR no charge will be made to the joint account for premiums for this coverage.)

(D) Excess Liability (Umbrella Policy) Insurance with limits of not less than $2,000,000 per occurrence and $2,000,000 in the aggregate and excess claims made liability with limit of $2,000,000 each loss and $2,000,000 aggregate.

     Losses not covered by Operator's insurance (or by insurance required by this Agreement to be carried for the benefit and at the expense of the parties hereto) shall be charged to the joint account.

     Non-Operators, upon request, shall be furnished with insurance certificates evidencing that the requisite insurance policies are in full force and effect upon execution of this Agreement.

     Operator shall use reasonable efforts to require all contractors working or performing services hereunder to comply with Worker's Compensation and Employer's Liability laws, both state and federal, and said contractors working or performing other services shall be required to procure and maintain Comprehensive General liability insurance with policy limits of at least $1,000,000 per occurrence and said policy, or policies, shall include contractual liability assumed under any contract as between the contractor and Operator, and carry such other insurance as Operator deems necessary. All policies issued to provide coverage as provided for in this section shall be endorsed to name the Operator and the Parties as additional insureds. All such policies shall be endorsed with a Waiver of Subrogation as against Operator and the Parties.

     Each Non-Operator shall have the right and option to elect not to be covered by any of the above listed insurance coverage's, except as to any coverage that is required in accordance with the laws of he State of Colorado, by furnishing Operator a Certificate of Insurance evidencing coverage in amounts at least equal to the amounts described above. Non-Operator shall not be liable for its share of the premiums on any coverage listed above that Non-Operator elects to provide its own coverage.

EXHIBIT D

                                   EXHIBIT "E"
                       GAS BALANCING AGREEMENT (AGREEMENT)
                    ATTACHED TO AND MADE PART OF THAT CERTAIN
                   OPERATING AGREEMENT DATED FEBRUARY 28, 2003
                 BY AND BETWEEN CEDAR RIDGE, L. L. C., OPERATOR
      AND SKYLINE RESOURCES, INC., AND SLATERDOME GAS, INC., NON-OPERATORS

1.   Definitions

     The following definitions shall apply to this Agreement:

     1.1. "Arm's Length Agreement' shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such
          agreement  are  representative  of  prices  and  delivery   conditions
          existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

     1.2. "Balancing Area" shall mean all of the acreage and depths subject to the Operating Agreement except as provided in Section 2.2 hereof.

     1.3. "Full Share of Current Production" shall mean the Percentage Interest of each Party in the Gas actually produced from the Balancing Area during each month.

     1.4. "Gas" shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. "Gas" does not include, gas used in joint operations, such as for fuel, recycling or reinjection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

     1.5. "Makeup Gas" shall mean any Gas taken by an Underproduced Party from the Balancing Area in excess of its Full Share of Current Production, whether pursuant to Section 3.3 or Section 4.1 hereof.

     1.6. "Mcf shall mean one thousand cubic feet A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

     1.7. "MMBtu" shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

     1.8. "Operator" shall mean the individual or entity designated under the terms of the operating Agreement or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing Area.

     1.9. "Overproduced Party? shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

     1.10."Overproduction" shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

     1.11."Party" shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors, transferees and assigns.

     1.12."Percentage Interest? shall mean the percentage or decimal interest of each Party in the Gas produced from the Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

     1.13."Royalty"  shall mean payments on production of Gas from the Balancing
          Area to all owners of royalties, overriding royalties, production payments or similar interests.

     1.14."Underproduced Party" shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

     1.15."Underproduction" shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

     1.16.?Winter Period" shall mean the months of November and December in one calendar year and the months of January, February and March in the succeeding calendar year.

2.   Balancing Area

     2.1. If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area measured in MMBtus.

     2.2. In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more governmentally established maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a single Balancing Area and Gas subject to each price category shall be considered produced from a separate Balancing Area. Within ninety (90) days after the effective date of such price regulation, the Operator shall furnish the other Parties a Statement of Balances prepared in accordance with Section 5.1 hereof, showing the then-current account balances as to each separate Balancing Area so established. It is specifically understood and agreed that the enactment of price regulation shall not trigger the cash settlement provisions of Section 7 hereof.

3.   Right of Parties to Take Gas

     3.1. Each Party desiring to take Gas will notify the Operator, or cause the Operator to be notified, of the volumes nominated, the name of the transporting pipeline and the pipeline contract number (if available) and meter station relating to such delivery, sufficiently in advance for the Operator, acting with reasonable diligence, to meet all nomination and other requirements. Operator is authorized to deliver the volumes so nominated and confirmed (if confirmation is required) to the transporting pipeline in accordance with the terms of this Agreement.

     3.2. Each Party shall make a reasonable, good faith effort to take its Full Share of Current Production each month, to the extent that such production is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production.

     3.3. When a Party fails for any reason to take its full Share of Current Production (as such Share may be reduced by the right of the other parties to make up for Underproduction as provided herein), the other Parties shall be entitled to take any Gas which such Party fails to take. To the extent practicable, such Gas shall be made available initially to each Underproduced Party in the proportion that its Percentage Interest in the Balancing Area bears to the total Percentage Interests of all Underproduced Parties desiring to take such Gas. If all such Gas is not taken by the Underproduced Parties, the portion not taken shall then be made available to the other Parties in the proportion that their respective Percentage Interests in the Balancing Area bear to the total Percentage Interests of such Parties.

     3.4. All Gas taken by a Party in accordance with the provisions of this Agreement, regardless of whether such Party is underproduced or overproduced, shall be regarded as Gas taken for its own account with title thereto being in such taking Party.

     3.5. Notwithstanding the provisions of Section 3.3 hereof, no Overproduced Party shall be entitled in any month to take any Gas in excess of three hundred percent (300%) of its Percentage Interest of the Balancing Area's then-current Maximum Monthly Availability; provided, however, that this limitation shall not apply to the extent that it would preclude production that is required to maintain lease in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production. "Maximum Monthly Availability" shall mean the maximum average monthly rate of production at which Gas can be delivered from the Balancing Area, as determined by the Operator, considering the maximum efficient well rate for each well within the Balancing Area, the maximum allowable(s) set by the appropriate regulatory agency, mode of operation, production facility capabilities and pipeline pressures.

     3.6. In the event that a Party fails to make arrangements to take its Full Share of Current Production required to be produced to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production, the Operator may sell any part of such Party's Full Share of Current Production that such Party fails to take for the account of such Party and render to such Party, on a current basis, the full proceeds of the sale, less any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of such Full Share of Current Production. In making the sale contemplated herein, the Operator shall be obligated only to obtain such price and conditions for the sale as are reasonable under the circumstances and shall not be obligated to share any of its markets. Any such sale by Operator under the terms hereof shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one year. Notwithstanding the provisions of Article 3.4 hereof, Gas sold by Operator for a Party under the provisions hereof shall be deemed to be Gas taken for the account of such Party.

4.   In-Kind Balancing

     4.1. Effective the first day of any calendar month following at least thirty (30) days' prior written notice to the Operator, any Underproduced Party may begin taking, in addition to its Full Share of Current Production and any Makeup Gas taken pursuant to Section 3.3 of this Agreement, a share of current production determined by multiplying twenty-five percent (25%) of the Full Shares of Current Production of all Underproduced Parties by a fraction, the numerator of which is the Percentage Interest of such Underproduced Party and the denominator of which is the total of the Percentage Interests of all Underproduced Parties desiring to take Makeup Gas. In no event will an Overproduced Party be required to provide more than twenty-five percent (25%) of its Full Share of Current Production for Makeup Gas. The Operator will promptly notify all Overproduced Parties of the election of an Underproduced Party to begin taking Makeup Gas.

     4.2. Notwithstanding the provisions of Section 4.1, the average monthly amount of Makeup Gas taken by an Underproduced Party during the Winter Period pursuant to Section 4.1 shall not exceed the average monthly amount of Makeup Gas taken by such Underproduced Party during the six
          (6) months immediately preceding the Winter Period.

5.   Statement of Gas Balances

     5.1. The Operator will maintain appropriate accounting on a monthly and cumulative basis of the volumes of Gas that each party is entitled to receive and the volumes of Gas actually taken or sold for each Party's account. Within forty-five days after the month of production, the Operator will furnish a statement for such month showing (1) each Party's Full Share of Current Production, (2) the total volume of Gas actually taken or sold for each Party's account, (3) the difference between the volume taken by each Party and that Party?s Full Share of Current Production, (4) the Overproduction or Underproduction of each Party, and (5) other data as recommended by the provisions of the Council of Petroleum Accountants Societies Bulletin No. 24, as amended or supplemented hereafter. Each Party taking Gas will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder.

     5.2. If any Party fails to provide the data required herein for four (4) consecutive production months, the Operator, or where the Operator has failed to provide data, another Party, may audit the production and Gas sales and transportation volumes of the non-reporting Party to provide the required data. Such audit shall be conducted only after reasonable notice and during normal business hours in the office of the Party whose records are being audited. All costs associated with such audit will be charged to the account of the Party failing to provide the required data.

6.   Payments on Production

     6.1. Each Party taking Gas shall pay or cause to be paid all production and severance taxes due on all volumes of Gas actually taken by such Party.

     6.2. Each Party shall pay or cause to be paid all Royalty due with respect to Royalty owners to whom it is accountable as if such Party were taking its Full Share of Current Production, and only its Full Share of Current Production.

     6.3. In the event that any governmental authority requires that Royalty payments be made on any other basis than that provided for in this
          Section  6,  each  Party   agrees  to  make  such   Royalty   payments
          accordingly, commencing on the effective date required by such governmental authority, and the method provided for herein shall be thereby superseded.

7.   Cash Settlements

     7.1. Upon the earlier of the plugging and abandonment of the last producing interval in the Balancing Area, the termination of the Operating
          Agreement or any pooling or unit agreement covering the Balancing Area, or at any time no Gas is taken from the Balancing Area for a period of twelve (12) consecutive months, any Party may give written notice calling for cash settlement of the Gas production imbalances among the Parties. Such notice shall be given to all Parties in the Balancing Area.

     7.2. Within sixty (60) days after the notice calling for cash settlement under Section 7.1, the Operator will distribute to each Party a Final Gas Settlement Statement detailing the quantity of Overproduction owed by each Overproduced Party to each Underproduced Party and identifying the month to which such Overproduction is attributed, pursuant to the methodologv set out in Section 7.4.

     7.3. Within sixty (60) days after receipt of the Final Gas Settlement Statement each Overproduced Party will pay to each Underproduced Party entitled to settlement the appropriate cash settlement, accompanied by appropriate accounting detail. At the time of payment, the Overproduced Party will notify the Operator of the Gas imbalance settled by the Overproduced Party's payment.

     7.4. The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm's length Agreement for the Gas taken from time to time by the Overproduced Party in excess of the Overproduced Party's Full Share of Current Production. Any Makeup Gas taken by the Underproduced Party prior to monetary settlement hereunder will be applied to offset Overproduction chronologically in the order of accrual.

     7.5. The values used for calculating the cash settlement under Section 7.4 will include all proceeds received for the sale of the Gas by the Overproduced Party calculated at the Balancing Area, after deducting any production or severance taxes paid and any Royalty actually paid by the Overproduced Party to an Underproduced Party's Royalty owner(s), to the extent said payments amounted to a discharge of said Underproduced Party's Royalty obligation, as well as any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of the Overproduction.

     7.6. For Overproduction processed for the account of the Overproduced Party at a gas processing plant for the extraction of liquid hydrocarbons, the full quantity of the Overproduction will be valued for purposes of cash settlement at the prices received by the Overproduced Party for the sale of the residue gas attributable to the Overproduction without regard to proceeds attributable to liquid hydrocarbons which may have been extracted from the Overproduction.

     7.7. To the extent the Overproduced Party did not sell all Overproduction under an Arm's Length Agreement, the cash settlement will be based on the weighted average price received by the Overproduced Party for any gas sold from the Balancing Area under Arm's Length Agreements during the months to which such Overproduction is attributed. In the event that no sales under Arm's length Agreements were made during any such month, the cash settlement for such month will be based on the spot sales prices published for the applicable geographic area during such month in a mutually acceptable pricing bulletin.

     7.8. Interest per annum at the then-current prime rate of Citibank, N.A., New York, New York, as published under "Money Rate" by The Wall Street Journal, or the maximum lawful rate of interest applicable to the Balancing Area, whichever is less, will accrue for all amounts due under Section 7.1, beginning the first day following the date payment is due pursuant to Section 7.3. Such interest shall be borne by the Operator or any Overproduced Party in the proportion that their respective delays beyond the deadlines set out in Sections 7.2 or 7.3 contributed to the accrual of the interest.

     7.9. In lieu of the cash settlement required by Section 7.3, an Overproduced Party may deliver to the Underproduced Party an offer to settle its Overproduction in-kind and at such rates, quantities, times and sources as may be agreed upon by the Underproduced Party. If the Parties are unable to agree upon the manner in which such in-kind settlement gas will be furnished within sixty (60) days after the Overproduced Party's offer to settle in kind, which period may be extended by agreement of said Parties, the Overproduced Party shall make a cash settlement as provided in Section 7.3. The making of an in-kind settlement offer under this Section 7.9 will not delay the accrual of interest on the cash settlement should the Parties fail to reach agreement on an in-kind settlement.

     7.10.At any time during the term of this Agreement,  any Overproduced Party may,  in  its  sole  discretion,  make  cash  settlement(s)  with  the
          Underproduced  Parties  covering  all or part of its  outstanding  Gas imbalance, provided that such settlements must be made with all Underproduced Parties proportionately based on the relative imbalances of the Underproduced Parties, and provided further that such settlements may not be made more often than once every twenty-four
          (24) months. Such settlements will be calculated in the same manner provided above for final cash settlements. The Overproduced Party will provide Operator a detailed accounting of any such cash settlement within thirty (30) days after the settlement is made.

8.   Testing

     Notwithstanding any provision of this Agreement to the contrary, any Party shall have the right, from time to time, to produce and take up to one hundred percent (100%) of a well's entire Gas stream to meet the reasonable deliverability test(s) required by such Party's Gas purchaser, and the right to take any Makeup Gas shall be subordinate to the right of any party to conduct such tests; provided, however, that such tests shall be conducted in accordance with prudent operating practices only after thirty
     (30) days' prior written notice to the Operator and shall last no longer than forty-eight (48) hours.

9.   Operating Costs

     Nothing in this Agreement shall change or affect any Party's obligation to pay its proportionate share of all costs and liabilities incurred in operations on or in connection with the Balancing Area, as its share thereof is set forth in the Operating Agreement irrespective of whether any party is at any time selling and using Gas or whether such sales or use are in proportion to its Percentage Interest in the Balancing Area.

10.  Liquids

     The Parties shall share proportionately in and own all liquid hydrocarbons recovered with Gas by field equipment operated for the joint account in accordance with their Percentage Interests in the Balancing Area.

11.  Audit Rights

     Notwithstanding any provision in this Agreement or any other agreement between the Parties hereto, and further notwithstanding any termination or cancellation of this Agreement, for a period of two (2) years from the end of the calendar year in which any information to be furnished under Section 5 or 7 hereof is supplied, any Party shall have the right to audit the records of any other Party regarding quantity, including but not limited to information regarding Btu content Any. Underproduced Party shall have the right for a period of two (2) years from the end of the calendar year in which any cash settlement is received pursuant to Section 7 to audit the records of any Overproduced Party as to all matters concerning values, including but not limited to' information regarding prices and disposition of Gas from the Balancing Area. Any such audit shall be conducted at the expense of the Party or Parties desiring such audit and shall be conducted, after reasonable notice, during normal business hours in the office of the Party whose records are being audited. Each Party hereto agrees to maintain records as to the volumes and prices of Gas sold each month and the volumes of Gas used in its own operations, along with the Royalty paid on any such Gas used by a Party in its own operations. The audit rights provided for in this Section 11 shall be in addition to those provided for in Section 5.2 of this Agreement.

12.  Miscellaneous

     12.1.As between the Parties, in the event of any conflict between the provisions of this Agreement and the provisions of any gas sales contract, or in the event of any conflict between the provisions of this Agreement and the provisions of the Operating Agreement, the provisions of this Agreement shall govern.

     12.2.Each Party  agrees to defend,  indemnify  and hold  harmless all other
          Parties from and against any and all liabilities for any claims, which may be asserted by any third party which now or hereafter stands in a contractual relationship with such indemnifying Party and which arise out of the operation of this Agreement or any activities of such indemnifying Party under the provisions of this Agreement and does further agree to save the other Parties harmless from all judgments or damages sustained and costs incurred in connection therewith.

     12.3.Except  as  otherwise   provided  in  this   Agreement,   Operator  is
          authorized to administer the provisions of this Agreement, but shall have no liability to the other Parties for losses sustained or liability incurred which arise out of or in connection with the performance of Operator's duties hereunder, except such as may result from Operator's gross negligence or willful misconduct. Operator shall not be liable to any Underproduced Party for the failure of any Overproduced Party (other than Operator) to pay any amounts owed pursuant to the terms hereof.

     12.4.This  Agreement  shall  remain in full force and effect for as long as the Operating Agreement shall remain in force and effect as to the Balancing Area, and thereafter until the Gas accounts between the Parties are settled in full, and shall inure to the benefit of and be binding upon the Parties hereto, and their respective heirs, successors, legal representatives and assigns, if any. The Parties hereto agree to give notice of the existence of this Agreement to any successor in interest of any such Party and to provide that any such successor shall be bound by this Agreement, and shall further make any transfer of any interest subject to the Operating Agreement, or any part thereof, also subject to the terms of this Agreement.

     12.5.Unless the context clearly indicates otherwise, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

     12.6.This  Agreement   shall  bid  the  Parties  in  accordance   with  the
          provisions hereof, and nothing herein shall be construed or interpreted as creating any rights in any person or entity not a signatory hereto, or as being a stipulation in favor of any such person or entity.

     12.7.If contemporaneously with this Agreement becoming effective, or thereafter, any Party requests that any other Party execute an appropriate memorandum or notice of this Agreement in order to give third parties notice of record of same and submits same for execution in recordable form, such memorandum or notice shall be duly executed by the Party to which such request is made and delivered promptly thereafter to the Party making the request Upon receipt the Party making the request shall cause the memorandum or notice to be duly recorded in the appropriate real property or other records affecting the Balancing Area.

     12.8.In the event Internal Revenue Service regulations require a uniform method of computing taxable income by all Parties, each Party agrees to compute and report income to the Internal Revenue Service as if such Party were taking its Full Share of Current Production during each relevant tax period in accordance with such regulations, insofar as same relate to entitlement method tax computations.

13.  Assignment and Rights upon Assignment

     13.1.Subject to the provisions of Section 13.2 and 13.3 hereof, and notwithstanding anything in this Agreement or in the Operating Agreement to the contrary, if any Party assigns (including any sale, exchange or other transfer) any of its working interest in the Balancing Area when such Party is an Underproduced or Overproduced Party, the assignment or other act of transfer shall, insofar as the Parties hereto are concerned, include all interest of the assigning or transferring Party in the Gas, all rights to receive or obligations to provide or take Makeup Gas and all rights to receive or obligations to make any monetary payment which may ultimately be due hereunder, as applicable. Operator and each of the other Parties hereto shall thereafter treat the assignment accordingly, and the assigning or transferring Party shall look solely to its assignee or other transferee for any interest in the Gas or monetary payment that such Party may have or to which it may be entitled, and shall cause its assignee or other transferee to assume its obligations hereunder.

     13.2.Notwithstanding  anything in this Agreement (including but not limited to the provisions of Section 13.1 hereof) or in the Operating Agreement to the contrary, and subject to the provisions of Section
          13.3 hereof, in the event an Overproduced Party intends to sell, assign, exchange or otherwise transfer any of its interest in a Balancing Area, such Overproduced Party shall notify in writing the other working interest owners who are Parties hereto in such Balancing Area of such fact at least sixty (60) days prior to closing the transaction. Such notice shall contain a Gas Settlement Statement detailing the quantity of Overproduction owed by the Overproduced Party to each Underproduced Party and the value of such Overproduction calculated in accordance with Sections 7.4 through 7.7 hereof. Thereafter, any Underproduced Party may demand from such Overproduced Party in writing, within thirty (30) days after receipt of the Overproduced Party's notice, a cash settlement of its Underproduction from the Balancing Area. The Operator shall be notified of any such demand and of any cash settlement pursuant to this Section 13, and the Overproduction and Underproducton of each Party shall be adjusted accordingly. Any cash settlement pursuant to this Section 13 shall be paid by the Overproduced Party, accompanied by appropriate accounting detail, on or before the earlier to occur (1) of sixty (60) days after receipt of the Underproduced Party's demand or (2) at the closing of the transaction in which the Overproduced Party sells, assigns, exchanges or otherwise transfers its interest in a Balancing Area on the same basis as otherwise set forth in Sections 7.3 through 7.7, and shall bear interest at the rate set forth in Section 7.8 hereof, beginning sixty (60) days after the Overproduced Party's sale, assignment, exchange or transfer of its interest in the Balancing Area for any amounts not paid. Provided, however, if any Underproduced Party does not so demand such cash settlement of its Underproduction from the Balancing Area, such Underproduced Party shall look exclusively to the assignee or other successor in interest of the Overproduced Party giving notice hereunder for the satisfaction of such Underproduced Party's Underproduction in accordance with the provisions of Section 13.1 hereof.

     13.3.The provisions of this Section 13 shall not be applicable in the event any Party mortgages its interest or disposes of its interest by merger, reorganization, consolidation or sale of substantially all of its assets to a subsidiary or parent company, or to any company in which any parent or subsidiary of such party owns a majority of the stock of such company.

14.  Counterparts

     This Agreement may be executed in counterparts, each of which when taken with all other counterparts shall constitute a binding agreement between the Parties hereto.

     IN WITNESS WHEREOF, this agreement shall be effective as of February 28, 2003.

                                   EXHIBIT "F"

                   Attached to and made a part of that certain
                   Operating Agreement dated February 28, 2003
                                , by and between
                      Cedar Ridge, L.L.C., as Operator, and
      Skyline Resources, Inc., and Slaterdome Gas, Inc. , as Non-Operators

Appropriate Operator and any successor, substitute or replacement therefor is considered a "Contractor" of the Federal Government and subject to the terms, provisions, and representations set forth below. By execution or ratification of, or joinder in, this agreement, or by accepting the benefits hereof in any way, each party so situated hereby ratifies, adopts and confirms the following as "Contractor":

1. To the extent applicable to this Agreement, Contractor agrees to incorporate herein by reference and comply with the following clauses contained in the Code of Federal Regulations (including any revision and redesignation thereof), the full text of which will be made available upon request:

     a. 48 C.F.R ss.52.203-6 (Subcontractor Sales to Government); 48 C.F.R. ss.ss.52.219-8 and 52.219-9 (Utilization of Small and Disadvantaged Business Concerns); 48 C.F.R. ss.52.219-13 (Utilization of Women-Owned Business Concerns); 48 C.F.R. ss.ss.22.804-1 and 52.222-26 and 41 C.F.R. ss.60-1.4 (Equal Opportunity); 48 C.F.R. ss. ss.52.222-35 and 52.222-37 and 41 C.F.R. 60-250.4 (Disabled and Vietnam Era Veterans); 48 C.F.R. ss.52.222-36 and 41 C.F.R. ss.60-741.4 (Handicapped
          Workers); 48 C.F.R. ss.52.223-2 (Clean Air and Water); and 48 C.F.R. ss.52.223-3 (Hazardous Material Identification and Material Safety
          Data). Contractor also agrees: (i) to comply with all applicable requirements of the Clean Air Act, the Federal Water Pollution Control Act and the regulations and guidelines issued under each; (ii) that no portion of the work required by this contract will be performed in a facility listed on the Environmental Protection Agency List of Violating Facilities on the date when this contract was executed unless and until the EPA eliminates the name of such facility or facilities from such listing; (iii) to use its best efforts to comply with clean air standards and clean water standards at the facility in which the contract is being performed; and (iv) to insert the substance of the provisions of this Paragraph into any nonexempt subcontract or purchase order as required.

     b. In addition to those specifically referenced herein, Contractor shall comply with all other Federal, State and local laws, rules and regulations (including but not limited to those related to the environment and waste management, such as RCRA and CERCLA, and to safety and health, such as OSHA) which are now, or in the future may become, applicable to Contractor, its business, equipment and personnel, in relation to the work and to Contractor's performance hereunder.

2. Contractor certifies that it does not and will not maintain or provide for its employees any facilities which are segregated by race, color, religion or national origin, or permit its employees to perform any services at any location, under its control, where segregated facilities are maintained and Contractor will obtain a similar certification for all non-exempt subcontractors, as required by 41 C.F.R. Section 60-18.

3. Contractor certifies that none of its employees who perform work pursuant to this contract or who may hereafter do so pursuant to this contract are or will be unauthorized aliens as defined in the Immigration Reform and Control Act of 1986 ("IRCA"), 38 U.S.C.A., as amended, ss.2011, et seq., and Contractor certifies further that it complies with said statute and the implementing regulations. Contractor further agrees to obtain a certification from its contractors performing work related to this contract that none of their employees are unauthorized aliens as defined by IRCA and that such contractors comply with the statute.

PRODUCERS 88-PAID UP
Rev 94RT - Rocky Mtn CBM (Rev 2000)

                                   EXHIBIT "G"

          Attached to and made a part of that certain Operating Agreement dated February 28, 2003, by and between Cedar Ridge, L.L.C. as Operator, and Skyline Resources, Inc. and Slaterdome Gas, Inc., as Non-Operators

                                OIL AND GAS LEASE


     AGREEMENT, Made and entered into the   day of        , 200   by and between
                                         ---      -------      ---
                                                                whose address is
----------------------------------------------------------------
                           , hereinafter called Lessor (whether one or more) and
--------------------------
                             whose   address is
----------------------------                    --------------------------------
hereinafter called Lessee:

WITNESSETH, That the Lessor, for and in consideration of TEN AND MORE ($10.00+) DOLLARS cash in hand paid, the receipt and sufficiency are hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, the land hereinafter described, with the exclusive right for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil, gas, and other hydrocarbons and all other minerals or substances, whether similar or dissimilar, including, but not limited to, coalbed methane, helium, nitrogen, carbon dioxide, and all substances produced in association therewith from coal bearing formations or elsewhere, that may be produced from any well drilled under the terms of this lease, with rights of way and easements for laying pipe lines and servicing or drilling other wells in the vicinity of said lands, and erection of structures thereon to produce, save and take care of said products, all that certain tract of land, together with any reversionary, remaindermen and executory rights therein, situated in County , described as follows, to-wit:

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and containing    acres, more or less,  together  with all strips or  parcels of
              ----
land (not, however, to be construed to include parcels comprising a - regular 40-acre legal subdivision or lot of approximately corresponding size) adjoining or contiguous to the above described land and owned or claimed by Lessor.

1. It is agreed that this lease shall remain in force for a term of years from this date and as long thereafter as oil or gas of whatsoever nature or kind is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. For the purposes of this lease, a well completed for the production of coalbed methane gas shall be deemed to be producing gas under this lease at all times when dewatering of the coal seams from which the coalbed methane gas will be produced is occurring. If, at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land or on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

2. This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessor or by filing for record a release or releases, and be relieved of all obligation thereafter accruing as to the acreage surrendered.

3.   In consideration of the premises the said Lessee covenants and agrees:

     1st. To deliver to the credit of Lessor, free of cost, in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (1/8) part of all oil produced and saved from the leased premises.

     2nd. To pay Lessor one-eighth (1/8) of the net proceeds at the well from the proceeds received for gas sold from each well where gas only is found, or the market value at the well of such gas used off the premises.

     3rd. To pay Lessor one-eighth (1/8) of the market value at the well for gas produced from any oil well and used off the premises, or for the manufacture of casing-head gasoline or dry commercial gas.

     4th. To pay Lessor one-eighth (1/8) of the proceeds received from the sale of any substance covered by this lease, other than oil and gas and the products thereof, which Lessee may elect to produce, save, and market from the leased premises.

4. Where gas from a well capable of producing gas is not sold or used, Lessee may pay or tender as royalty to the royalty owners One Dollar per year per net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment or tender is made, it will be considered that gas is being produced within the meaning of this lease.

5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties
     (including any shut-in gas royalty) herein provided for shall be paid the Lessor only in the proportion which Lessor's interest bears to the whole and undivided fee.

6. Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for Lessee's operation thereon, except water from the wells of Lessor.

7. When requested by Lessor, Lessee shall bury Lessee's pipe line below plow depth.

8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without written consent of Lessor.

9. Lessee shall pay for damages caused by Lessee's operations to growing crops on said land.

10. Lessee shall have the right at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

11. The rights of Lessor and Lessee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest (by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all recorded instruments or documents and other information necessary to establish a complete chain of record title from Lessor, and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or any part of this lease is assigned, no leasehold owner shall be liable for any act or omission of any other leasehold owner.

12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have theretofore been commenced. Production, drilling or re-working operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as if it were production, drilling, or re-working operations or a well shut in for want of a market under this lease. In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the unit so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, Lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations thereunder with other lands in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement, and this lease shall not terminate or expire during the life of such plan or agreement. In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

13. All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

14. Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, any mortgages, taxes or other liens on the above described lands, in the event of default of payment by Lessor and be subrogated to the rights of the holder thereof, and Lessor hereby agrees that any such payments made by Lessee for the Lessor may be deducted from any amounts of money which may become due the Lessor under the terms of this lease. The undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all right of dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made, as recited herein.

15. Should any one or more of the parties hereinabove named as Lessor fail to execute this Lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor", as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

     IN WITNESS WHEREOF, this instrument is executed as of the date first above written.



------------------------------------        ------------------------------------





------------------------------------        ------------------------------------




--------------------------
SS/Tax ID#



STATE of                                              ACKNOWLEDGEMENT-INDIVIDUAL
         ----------------------------

COUNTY of
           ----------------------------

BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this____day of ___________________, 200____, personally appeared ___________,
_________________ identical person__________ , described in and who executed the within and foregoing instrument of writing and acknowledged to me that ___ he____ duly executed same as_______ free and voluntary act and deed for the uses and purposes therein set forth and in the capacity stated therein.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

My Commission Expires:______________________



                                                ________________________________
                                                   Notary
                                                   Public:
                                                   Address:






STATE of                                              ACKNOWLEDGEMENT-INDIVIDUAL
         ----------------------------

COUNTY of
           ----------------------------

BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this____day of ___________________, 200____, personally appeared ___________,
_________________ identical person__________ , described in and who executed the within and foregoing instrument of writing and acknowledged to me that ___ he____ duly executed same as_______ free and voluntary act and deed for the uses and purposes therein set forth and in the capacity stated therein.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

My Commission Expires:______________________



                                                ________________________________
                                                   Notary
                                                   Public:
                                                   Address:



STATE of                                               ACKNOWLEDGEMENT-CORPORATE
         ----------------------------

COUNTY of
           ----------------------------

BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this____day of ___________________, 200____, personally appeared ___________,
_________________ identical person__________ , described in and who executed the within and foregoing instrument of writing and acknowledged to me that ___ he____ duly executed same as_______ free and voluntary act and deed of such corporation by authority of its Board of Directors for the uses and purposes therein set forth and in the capacity stated therein.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

My Commission Expires:______________________



                                                ________________________________
                                                   Notary
                                                   Public:
                                                   Address:

                                   EXHIBIT "H"

ATTACHED HERETO AND MADE A PART HEREOF THAT CERTAIN OPERATING AGREEMENT DATED FEBRUARY 28, 2003, COVERING THE FLY CREEK PROSPECT, LOCATED IN MOFFAT COUNTY, COLORADO, AND CARBON COUNTY WYOMING

     THIS AGREEMENT, entered into by and between        CEDAR RIDGE LLC
                                                     ---------------------------
Herein after referred to as "Operator", and the signatory party or parties other than Operator, hereinafter referred to individually as "Non-Operator", and collectively as "Non-Operators".

     WHEREAS, the parties to this agreement are owners of Oil and Gas leases and/or Oil and Gas Interests in the land identified in Exhibit "A" (said land, Leases and Interests being hereinafter called the "Contract Area", and in any instance in which the Leases or Interests of a party are not of record, the record owner and the party hereto that owns the interest or rights therein are reflected on Exhibit "A",

     WHEREAS, the parties hereto have executed an Operating Agreement dated FEBRUARY 28, 2003 (herein the "Operating Agreement") covering the Contract Area for the purpose of exploring and developing such lands, Leases and Interests for Oil and Gas; and

     WHEREAS, the parties hereto have executed this agreement for the purpose of inparting notice to all persons of the rights and obligations of the parties under the Operating Agreement and for the further purpose of perfecting those rights capable of perfection.

     NOW, THEREFORE, in consideration of the mutual rights and obligations of the parties hereto, it is agreed as follows:

1. This agreement supplements the Operating Agreement, which Agreement in its entirety is incorporated herein by reference, and all terms used herein shall have the meaning ascribed to them in the Operating Agreement.

2.   The parties do hereby agree that:

     A. The Oil and Gas Leases and/or Oil and Gas interests of the parties comprising the Contract Area shall be subject to and burdened with the terms and provisions of this agreement and the Operating Agreement, and the parties do hereby commit and such Leases and Interests to the performance thereof.

     B. The exploration and development of the Contract Area for Oil and Gas shall be governed by the terms and provisions of the Operating Agreement, as supplemented by this agreement.

     C. All costs and liabilities incurred in operations under this agreement and the Operating Agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties hereto, as provided in the Operating Agreement.

     D. Regardless of the record title ownership to the Oil and Gas Leases and/or Oil and Gas Interests identified on Exhibit "A", all production of Oil and Gas from the Contract Area shall be owned by the parties as provided in the Operating Agreement, provided nothing contained in this agreement shall be deemed an assignment or cross assignment of interests covered hereby.

     E. Each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area as provided in the Operating Agreement.

     F. An overriding royalty, production payment, net profits interest or other burden payable out of production hereafter created, assignment of production given as security for the payment of money and those overriding royalties, production payments and other burdens payable out of production heretofore created and defined as Subsequently Created Interests in the Operating Agreement shall be (i) borne solely by the party whose interest is burdened therewith, (ii) subject to suspension if a party is required to assign or relinquish to another party an interest which is subject to such burden, and (iii) subject to the lien and security interest hereinafter provided if the party subject to such burden fails to pay its share of expenses chargeable hereunder and under the Operating Agreement, all upon the terms and provisions and in the times and manner provided by the Operating Agreement.

     G. The Oil and Gas Leases and/or Oil and Gas Interests which are subject hereto may not be assigned or transferred except in accordance with those terms, provisions and restrictions in the Operating Agreement regulating such transfers. This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, devisees, legal representatives, and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the lease Contract Area.

     H. The parties shall have the right to acquire an interest in renewal, extension and replacement leases proposed to be surrendered, wells proposed to be abandoned, and interests to be relinquished as a result of nonparticipation in subsequent operations, all in accordance with the terms and provisions of the Operating Agreement.

     I. The rights and obligations of the parties and the adjustment of interests among them in the event of a failure or loss of title, each party's right to propose operations, obligations with respect to participation in operations on the Contract Area and the consequences of a failure to participate in operations, the rights and obligations of the parties regarding the marketing of production, and the rights and remedies of the parties for failure to comply with financial obligations shall be as provided in the Operating Agreement.

     J. Each party's interest under this agreement and under the Operating Agreement shall be subject to relinquishment for its failure to participate in subsequent operations and each party's share of production and costs shall be reallocated on the basis of such relinquishment, all upon the terms and provisions provided in the Operating Agreement.

     K. All other matters with respect to exploration and development of the Contract Area and the ownership and transfer of the Oil and Gas Leases and/or Oil and Gas Interest therein shall be governed by the terms and provisions of the Operating Agreement

3. The parties hereby grant reciprocal liens and security interests as follows:

     A. Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement and the Operating Agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid under this agreement and the Operating Agreement, the assignment or relinquishment of interest in Oil and Gas Leases as required under this agreement and the Operating Agreement, and the proper performance of operations under this agreement and the Operating Agreement. Such lien and security interest granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement and the Operating
          Agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connections therewith (including without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from the sale of production at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom and all proceeds and products of the foregoing.

     B. Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement and the Operating Agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement and the Operating Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by the Operating Agreement and this instrument as to all obligations attributable to such interest under this agreement and the Operating Agreement whether or not such obligations arise before or after such interest is acquired.

     C. To the extent that the parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they should be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interest or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies to collect from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by such party, plus interest, has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any resource available against purchasers fro releasing production proceeds as provided in this paragraph.

     D. If any party fails to pay its share of expense within one hundred twenty (120) days after rendition of a statement therefore by Operator, the non-defaulting parties, including Operator, shall, upon request by Operator, pay the unpaid amount in the portion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in this paragraph 3 and in the Operating Agreement, and each paying party may independently pursue any remedy available under the Operating Agreement or otherwise.

     E. If any party does not perform all of its obligations under this agreement or the Operating Agreement, and the failure to perform subjects such party to foreclosure or execution proceeding pursuant to the provisions of this agreement or the Operating Agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any requir3ed bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder or under the Operating Agreement, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

     F. The lien and security interest granted by this paragraph 3 supplements rights granted under the Operating Agreement. G. To the extent permitted by applicable law, Non-Operators agree that the Operator may invoke or utilize the mechanics' or materialmen's lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due under this agreement and the Operating Agreement for services performed or materials supplied by Operator.

     H. The above described security will be financed at the wellhead of the well or wells located on the Contract Area and this Recording Supplement may be filed in the land records in the County or Parish in which the Contract Area is located, and as a financing statement in all recording offices required under the Uniform Commercial Code or other applicable state statutes to perfect the above described security interest, and any party hereto may file a continuation statement as necessary under the Uniform Commercial Code, or other state laws.

4. This agreement shall be effective as of the date of the Operating Agreement as above recited. Upon termination of this agreement and the Operating Agreement and the satisfaction of all obligations thereunder, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon the request of Operator, if Operator has complied with all of its financial obligations.

5. This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns. No sale, encumbrance, transfer or other disposition shall be made by any party of any interest in the Leases or Interests subject hereto except as expressly permitted under the Operating Agreement and, if permitted, shall be made expressly subject to this agreement and the Operating Agreement and without prejudice to the rights of the other parties. If the transfer is permitted, the assignee of an ownership interest in any Oil and Gas Lease shall be deemed a party to this agreement and the Operating Agreement as to the interest assigned from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party under this agreement or the Operating Agreement with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted under this agreement and the Operating Agreement in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. of the Operating Agreement and hereby shall continue to burden the interest transferred to secure payment of any such obligations.

6. In the event of a conflict between the terms and provisions of this agreement and the terms and provisions of the Operating Agreement, then, as between the parties, the terms and provisions of the Operating Agreement shall control.

7. This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. In the event that any provision herein is illegal or unenforceable, the remaining provisions shall not be affected, and shall be enforced as if the illegal or unenforceable provision did not appear herein.

8.   In  the  event  there  is  a  conflict   between  this  Agreement  and  the
     Participation Agreement dated March 24, 2003, the Participation Agreement will prevail.

     IN WITNESS WHEREOF, this agreement shall be effective as of the 28TH day of FEBRUARY, 2003.


     OPERATOR:

     CEDAR RIDGE LLC

     /s/ TERRY L. LOGAN
     -------------------------------
     TERRY L. LOGAN, MANAGER


     NON-OPERATORS:

     SKYLINE RESOURCES, INC.



     /s/ JUBAL S. TERRY
     -------------------------------
     JUBAL S. TERRY, PRESIDENT/CEO



     SLATERDOME GAS, INC.




     By:
          ----------------------------------

     Title:
           ---------------------------------

                                       H-3